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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc. (the "Company" or "Simon Property") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively, "Simon Group") are engaged primarily in the ownership, development and management of retail real estate properties. Simon Group operates from five retail real estate platforms: regional malls, Premium Outlet Centers®, The Mills®, community/lifestyle centers and international properties. At December 31, 2007, the Company owned or had an interest in 379 properties comprising 258 million square feet of gross leasable area in North America, Europe and Asia.

        On March 29, 2007, SPG-FCM Ventures, LLC ("SPG-FCM"), a joint venture between an entity owned 50% by the Company and 50% by funds managed by Farallon Capital Management, L.L.C. ("Farallon"), acquired all of the outstanding common stock of The Mills Corporation ("Mills"). As a result, the Company now holds an interest in an additional 37 joint venture properties with approximately 43 million square feet of GLA. A detailed listing of the names and locations of Mills properties is included on page 39. The information in this supplemental information package reflects the ownership of the Mills properties with the exception of NOI Composition and development activity.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of December 31, 2007, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: the Company's ability to meet debt service requirements, the availability and terms of financing, changes in the Company's credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, the ability to hedge interest rate risk, risks associated with the acquisition, development and expansion of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. The Company discusses these and other risks and uncertainties under the heading "Risk Factors" in its annual and quarterly periodic reports filed with the SEC that could cause the Company's actual results to differ materially from the forward-looking statements that the Company makes. The Company may update that discussion in its period reports, but otherwise the Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

SIMON PROPERTY GROUP
Overview

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

First Quarter 2008	April 29, 2008
Second Quarter 2008	July 25, 2008
Third Quarter 2008	October 31, 2008

Stock Information

        Simon Property common stock and two issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

        Simon Property's 7.89% Series G Cumulative Preferred was redeemed on October 2, 2007.

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)

Simon Property Group Ownership Structure(1)
December 31, 2007

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with common stock.

(4)
An affiliate of one of the limited partners owns the Company's Class C common stock. Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with common stock.

(5)
Other executives includes directors and executive officers of Simon Property, other than Simon family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2006 through December 31, 2007

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2006	59,113,438	221,431,071
Activity During the First Nine Months of 2007:
Purchase of Simon Property Common Stock in open market	—	(572,000)
Issuance of Stock for Stock Option Exercises	—	186,775
Conversion of Preferred Stock into Common Stock	—	43,177
Conversion of Units into Common Stock	(1,692,474)	1,692,474
Conversion of Units into Cash	(294,865)	—
Conversion of Preferred Units into Units	592,310	—
Issuance of Units for Acquisitions	214,550	—
Restricted Stock Awards (Stock Incentive Program)(6)	—	224,792
Number Outstanding at September 30, 2007	57,932,959	223,006,289
Activity During the Fourth Quarter of 2007:
Issuance of Stock for Stock Option Exercises	—	44,250
Conversion of Preferred Stock into Common Stock	—	8,810
Conversion of Units into Cash	(27,270)	—
Conversion of Preferred Units into Units	7,561	—
Shares Retired	—	(23,000)
Restricted Stock Awards (Stock Incentive Program)(6)	—	(2,067)
Number Outstanding at December 31, 2007	57,913,250	223,034,282
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at December 31, 2007		223,034,282
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		11,096,376
Series C 7% Cumulative Convertible Preferred Units(3)		76,295
Series I 6% Convertible Perpetual Preferred Units(3)		2,404,430
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		673,244
Diluted Common Shares Outstanding at December 31, 2007(5)		237,284,627

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 64).

(3)
Conversion terms provided on page 64 of this document.

(4)
Based upon the weighted average stock price for the quarter ended December 31, 2007.

(5)
For FFO purposes.

(6)
Net of forfeitures.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of December 31, 2007
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended December 31,		As of or for the Twelve Months Ended December 31,
	2007	2006	2007	2006
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$1,035,581	$927,031	$3,650,799	$3,332,154
Net Income Available to Common Stockholders	$112,929	$204,668	$436,164	$486,145
Basic Earnings per Common Share (EPS)	$0.51	$0.93	$1.96	$2.20
Diluted Earnings per Common Share (EPS)	$0.51	$0.92	$1.95	$2.19
FFO of the Simon Portfolio	$507,742	$450,420	$1,691,887	$1,537,223
Diluted FFO of the Simon Portfolio	$520,578	$464,108	$1,743,454	$1,593,318
Basic FFO per Share (FFOPS)	$1.81	$1.61	$6.02	$5.50
Diluted FFO per Share (FFOPS)	$1.76	$1.57	$5.90	$5.39
Distributions per Share	$0.84	$0.76	$3.36	$3.04

	December 31, 2007	December 31, 2006
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	57,913	59,113
Common Shares Outstanding at End of Period	223,035	221,431

Total Common Shares and Units Outstanding at End of Period	280,948	280,544

Weighted Average Limited Partnership Units Outstanding	58,036	58,543
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	222,998	221,024
Diluted—for purposes of EPS	223,777	221,927
Diluted—for purposes of FFOPS	237,448	236,885
Simon Group's Debt Information
Share of Consolidated Debt	$16,933,771	$15,203,980
Share of Joint Venture Debt	$6,568,403	$3,472,228

Share of Total Debt	$23,502,174	$18,676,208

Simon Group's Market Capitalization
Common Stock Price at End of Period	$86.86	$101.29
Common Equity Capitalization, including common operating partnership units	$24,403,103	$28,416,353
Preferred Equity Capitalization, including preferred operating partnership units	1,359,833	1,687,284

Total Equity Market Capitalization	$25,762,936	$30,103,637

Total Capitalization—Including Simon Group's Share of Total Debt	$49,265,110	$48,779,845

	As of or for the Twelve Months Ended December 31,
	2007	2006
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$34,591	$29,519
Joint Venture Properties	$4,922	$9,260
Simon Group's Share of Joint Venture Properties	$2,106	$4,388

        On the next three pages, we present balance sheet and income statement data on a pro-rata basis reflecting the Company's proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended December 31, 2007

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$585,385	$(9,476)	$575,909	$196,567	$772,476
Overage rent	46,428	(456)	45,972	21,763	67,735
Tenant reimbursements	292,384	(6,329)	286,055	99,397	385,452
Management fees and other revenues	40,371	—	40,371	—	40,371
Other income	71,013	(856)	70,157	25,168	95,325

Total revenue	1,035,581	(17,117)	1,018,464	342,895	1,361,359

EXPENSES:
Property operating	111,463	(3,129)	108,334	67,231	175,565
Depreciation and amortization	235,092	(2,131)	232,961	110,627	343,588
Real estate taxes	77,127	(1,156)	75,971	21,381	97,352
Repairs and maintenance	36,151	(856)	35,295	14,377	49,672
Advertising and promotion	32,854	(512)	32,342	9,305	41,647
Provision for credit losses	4,462	(86)	4,376	3,777	8,153
Home and regional office costs	40,665	—	40,665	—	40,665
General and administrative	4,682	—	4,682	—	4,682
Other	19,236	(553)	18,683	26,916	45,599

Total operating expenses	561,732	(8,423)	553,309	253,614	806,923

OPERATING INCOME	473,849	(8,694)	465,155	89,281	554,436
Interest expense	(241,565)	3,856	(237,709)	(88,884)	(326,593)
Minority interest in income of consolidated entities	(4,838)	4,838	—	—	—
Income tax benefit (expense) of taxable REIT subsidiaries	12,727	—	12,727	—	12,727
Income from unconsolidated entities	397	—	397	(397)	—
Impairment writedown	(55,061)	—	(55,061)	—	(55,061)
Gain on sale of assets and interests in unconsolidated entities, net	409	—	409	—	409
Limited partners' interest in Operating Partnership	(34,749)	—	(34,749)	—	(34,749)
Preferred distributions of Operating Partnership	(5,362)	—	(5,362)	—	(5,362)

Income from continuing operations	145,807	—	145,807	—	145,807
Discontinued operations, net of limited partners' interest	78	—	78	—	78
Loss on sale of discontinued operations, net of limited partners' interest	(20,880)	—	(20,880)	—	(20,880)

NET INCOME	125,005	—	125,005	—	125,005
Preferred dividends	(12,076)	—	(12,076)	—	(12,076)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$112,929	$—	$112,929	$—	$112,929

RECONCILIATION OF NET INCOME TO FFO
Net Income			$125,005	$—	$125,005
Adjustments to Net Income to Arrive at FFO:
Limited partners' interest in the Operating Partnership and preferred distributions of the Operating Partnership			40,111	—	40,111
Limited partners' interest in results of operations from discontinued operations			20	—	20
Depreciation and amortization from consolidated properties and discontinued operations			232,162	—	232,162
Simon's share of depreciation and amortization from unconsolidated entities			—	109,462	109,462
Income from unconsolidated entities			(397)	397	—
Loss on sales of interests in other assets and unconsolidated entities, net of limited partners' interest			20,471	—	20,471
Minority interest portion of depreciation and amortization			(2,051)	—	(2,051)
Preferred distributions and dividends			(17,438)	—	(17,438)

FFO of the Simon Portfolio			$397,883	$109,859	$507,742

Percentage of FFO of the Simon Portfolio			78.36%	21.64%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Twelve Months Ended December 31, 2007

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$2,154,713	$(36,249)	$2,118,464	$674,019	$2,792,483
Overage rent	110,003	(751)	109,252	47,011	156,263
Tenant reimbursements	1,023,164	(22,677)	1,000,487	323,548	1,324,035
Management fees and other revenues	113,740	—	113,740	—	113,740
Other income	249,179	(2,119)	247,060	88,261	335,321

Total revenue	3,650,799	(61,796)	3,589,003	1,132,839	4,721,842

EXPENSES:
Property operating	454,510	(12,830)	441,680	229,985	671,665
Depreciation and amortization	905,636	(8,961)	896,675	320,426	1,217,101
Real estate taxes	313,311	(5,272)	308,039	82,524	390,563
Repairs and maintenance	120,224	(3,016)	117,208	47,197	164,405
Advertising and promotion	94,340	(1,550)	92,790	24,651	117,441
Provision for credit losses	9,562	27	9,589	9,306	18,895
Home and regional office costs	136,610	—	136,610	—	136,610
General and administrative	19,587	—	19,587	—	19,587
Other	61,954	(2,125)	59,829	74,682	134,511

Total operating expenses	2,115,734	(33,727)	2,082,007	788,771	2,870,778

OPERATING INCOME	1,535,065	(28,069)	1,506,996	344,068	1,851,064
Interest expense	(945,852)	14,133	(931,719)	(305,948)	(1,237,667)
Minority interest in income of consolidated entities	(13,936)	13,936	—	—	—
Income tax benefit (expense) of taxable REIT subsidiaries	11,322	—	11,322	—	11,322
Income from unconsolidated entities	38,120	—	38,120	(38,120)	—
Impairment writedown	(55,061)	—	(55,061)	—	(55,061)
Gain on sale of assets and interests in unconsolidated entities, net	92,044	—	92,044	—	92,044
Limited partners' interest in Operating Partnership	(120,818)	—	(120,818)	—	(120,818)
Preferred distributions of Operating Partnership	(21,580)	—	(21,580)	—	(21,580)

Income from continuing operations	519,304	—	519,304	—	519,304
Discontinued operations, net of limited partners' interest	(93)	—	(93)	—	(93)
Loss on sale of discontinued operations, net of limited partners' interest	(27,972)	—	(27,972)	—	(27,972)

NET INCOME	491,239	—	491,239	—	491,239
Preferred dividends	(55,075)	—	(55,075)	—	(55,075)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$436,164	$—	$436,164	$—	$436,164

RECONCILIATION OF NET INCOME TO FFO
Net Income			$491,239	$—	$491,239
Adjustments to Net Income to Arrive at FFO:
Limited partners' interest in the Operating Partnership and preferred distributions of the Operating Partnership			142,398	—	142,398
Limited partners' interest in results of operations from discontinued operations			(24)	—	(24)
Depreciation and amortization from consolidated properties and discontinued operations			892,488	—	892,488
Simon's share of depreciation and amortization from unconsolidated entities			—	315,159	315,159
Income from unconsolidated entities			(38,120)	38,120	—
(Gain) on sales of interests in other assets and unconsolidated entities, net of limited partners' interest			(64,072)	—	(64,072)
Minority interest portion of depreciation and amortization			(8,646)	—	(8,646)
Preferred distributions and dividends			(76,655)	—	(76,655)

FFO of the Simon Portfolio			$1,338,608	$353,279	$1,691,887

Percentage of FFO of the Simon Portfolio			79.12%	20.88%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of December 31, 2007

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
ASSETS:
Investment properties, at cost	$24,415,025	$(217,016)	$24,198,009	$9,137,272	$33,335,281
Less—accumulated depreciation	5,312,095	(76,336)	5,235,759	1,020,828	6,256,587

	19,102,930	(140,680)	18,962,250	8,116,444	27,078,694
Cash and cash equivalents	501,982	(7,309)	494,673	287,926	782,599
Tenant receivables and accrued revenue, net	447,224	(5,760)	441,464	166,949	608,413
Investment in unconsolidated entities, at equity	1,886,891	—	1,886,891	(1,886,891)	—
Deferred costs and other assets	1,118,635	(167,483)	951,152	276,636	1,227,788
Notes receivable from related parties	548,000	—	548,000	—	548,000

Total assets	$23,605,662	$(321,232)	$23,284,430	$6,961,064	$30,245,494

LIABILITIES:
Mortgages and other indebtedness	$17,218,674	$(284,903)	$16,933,771	$6,568,403	$23,502,174
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,251,044	(10,298)	1,240,746	406,417	1,647,163
Cash distributions and losses in partnerships and joint ventures, at equity	352,798	—	352,798	(352,798)	—
Other liabilities, minority interest and accrued dividends	180,644	(26,031)	154,613	339,042	493,655

Total liabilities	19,003,160	(321,232)	18,681,928	6,961,064	25,642,992

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIP	731,406	—	731,406	—	731,406
LIMITED PARTNERS' PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	307,713	—	307,713	—	307,713
STOCKHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 14,801,884 issued and outstanding, with a liquidation value of $740,094	746,608	—	746,608	—	746,608
Common stock, $.0001 par value, 400,000,000 shares authorized, 227,719,614 issued and outstanding	23	—	23	—	23
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	5,067,718	—	5,067,718	—	5,067,718
Accumulated deficit	(2,055,447)	—	(2,055,447)	—	(2,055,447)
Accumulated other comprehensive income	18,087	—	18,087	—	18,087
Common stock held in treasury at cost, 4,697,332 shares	(213,606)	—	(213,606)	—	(213,606)

Total stockholders' equity	3,563,383	—	3,563,383	—	3,563,383

	$23,605,662	$(321,232)	$23,284,430	$6,961,064	$30,245,494

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of December 31, 2007
(in thousands, except as noted)

Industry practice is to evaluate real estate properties on an unleveraged basis. Net Operating Income ("NOI") is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

        However, you should understand that NOI:

  •
  does not represent cash flow from operations as defined by GAAP,

  •
  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

  •
  is not an alternative to cash flows as a measure of liquidity, and

  •
  is not indicative of cash flows from operating, investing and financing activities.

        The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the increase in NOI of regional malls and Premium Outlet Centers that are comparable properties for the quarter and twelve months ended December 31, 2007.

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2007	2006	2007	2006
Reconciliation of NOI of consolidated Properties:
Net Income	$125,005	$226,992	$491,239	$563,840
Preferred distributions of the Operating Partnership	5,362	6,332	21,580	26,979
Limited partners' interest in the Operating Partnership	34,749	54,232	120,818	128,661
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net of limited partners' interest	20,802	(242)	28,065	(397)
Income tax expense of taxable REIT subsidiaries	6,723	3,975	8,128	11,370
Minority interest in income of consolidated entities	4,838	4,012	13,936	11,524
Interest expense	241,565	210,848	945,852	821,858
Income from unconsolidated entities, net	(397)	(35,116)	(38,120)	(110,819)
Impairment write down, net of tax	35,611	—	35,611	—
Gain on sales of assets and interests in unconsolidated entities, net	(409)	(81,381)	(92,044)	(132,787)

Operating Income	473,849	389,652	1,535,065	1,320,229
Depreciation and amortization	235,092	224,002	905,636	856,202

NOI of consolidated Properties	$708,941	$613,654	$2,440,701	$2,176,431

Reconciliation of NOI of unconsolidated entities:
Net Income	$49,482	$119,320	$407,841	$387,834
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net	(11)	(4,610)	(2,768)	(35,181)
Interest expense	259,214	108,275	853,307	415,425
Income from unconsolidated entities	(207)	(485)	(665)	(1,204)
(Gain) loss on sale of asset	823	100	(192,553)	6

Operating Income	309,301	222,600	1,065,162	766,880
Depreciation and amortization	227,695	88,571	627,929	318,589

NOI of unconsolidated entities	$536,996	$311,171	$1,693,091	$1,085,469

Total consolidated and unconsolidated NOI from continuing operations	$1,245,937	$924,825	$4,133,792	$3,261,900

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	124	12,632	8,105	59,542

Total NOI of the Simon Group Portfolio	$1,246,061	$937,457	$4,141,897	$3,321,442

Increase in NOI from prior period	32.9%	5.6%	24.7%	5.2%
Less: Joint venture partner's share of NOI	347,937	194,419	1,073,849	681,853

Simon Group's Share of NOI	$898,124	$743,038	$3,068,048	$2,639,589

Increase in Simon Group's Share of NOI from prior period	20.9%	6.0%	16.2%	5.3%
NOI of Regional Malls that are Comparable Properties (1)	$785,359	$738,636	$2,693,531	$2,577,909

Increase in NOI of Regional Malls that are Comparable Properties(1)	6.3%		4.5%

NOI of Premium Outlet Centers that are Comparable Properties(1)	$114,563	$103,092	$388,522	$353,892

Increase in NOI of Premium Outlet Centers that are Comparable Properties(1)	11.1%		9.8%

(1)
Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
NOI Composition(1)(2)
For the Twelve Months Ended December 31, 2007

Percent of Total NOI of the Simon Portfolio
U.S. Portfolio NOI by State
Florida	15.1%
Texas	10.4%
California	8.6%
New York	8.3%
Massachusetts	8.0%
Pennsylvania	6.2%
Indiana	5.0%
Georgia	4.9%
New Jersey	3.9%
Nevada	3.7%

Top 10 Contributors by State	74.1%

NOI by Asset Type
Regional Malls	75.7%
Premium Outlet Centers	13.7%
International(3)	6.2%
Community/Lifestyle Centers	4.2%
Other	0.2%

Total	100.0%

(1)
Does not include the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Based on Total NOI of the Simon Group portfolio

(3)
International includes six Premium Outlet Centers in Japan and one Premium Outlet Center in both Mexico and South Korea, plus the shopping centers in France, Italy and Poland.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of December 31, 2007
(In thousands)

	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2007		2006	2007		2006
Consolidated Properties
Other Income
Interest Income	$14,076	(1)	$8,056	$73,647	(1)	$27,103
Lease Settlement Income	5,000		1,863	34,137	(2)	15,689
Gains on Land Sales	4,982		5,364	11,376		31,078
Other	46,955		35,511	130,019		112,819

Totals	$71,013		$50,794	$249,179		$186,689

Other Expense
Ground Rent	$8,773		$7,765	$31,012		$29,322
Professional Fees	7,937		9,429	17,055		19,188
Other	2,526		6,711	13,887		15,887

Totals	$19,236		$23,905	$61,954		$64,397

(1)
Includes $6.4 million and $39.1 million for the three and twelve months, respectively, of income from a mezzanine financing provided by the Company on February 13, 2007 in connection with the Mills acquisition.

(2)
Includes $19 million related to two department store locations that are being redeveloped by the Company.

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of December 31, 2007

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls
Anchor	98,270,239	26,801,386	17.8%
Specialty Store	59,452,190	59,225,221	39.3%
Freestanding	4,369,988	1,674,274	1.1%

Subtotal	63,822,178	60,899,495	40.4%
Regional Mall Total	162,092,417	87,700,881	58.2%
Premium Outlet Centers	15,014,105	15,014,105	10.0%
Community/Lifestyle Centers	18,553,282	12,985,839	8.6%
The Mills®	24,294,130	21,826,669	14.5%
Mill Regional Malls	17,597,535	8,779,006	5.8%
Mills Community Centers	1,013,858	962,304	0.6%

Mills Portfolio Total	42,905,523	31,567,979	20.9%
Office Portion of Retail	1,956,641	1,956,641	1.3%
Other(1)	1,591,675	1,591,675	1.0%

Total U.S. Properties	242,113,643	150,817,120	100.0%

(1)
Other assets include 10 other properties that contribute 0.2% of Simon Group's NOI excluding the Mills portfolio.

SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information(1)
As of December 31, 2007

	As of or for the Twelve Months Ended December 31,
	2007	2006
Total Number of Regional Malls	168	171
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	164.0	166.4
Occupancy(2)
Consolidated Assets	93.9%	93.0%
Unconsolidated Assets	92.7%	93.5%
Total Portfolio	93.5%	93.2%
Comparable sales per square foot(3)
Consolidated Assets	$472	$462
Unconsolidated Assets	$530	$505
Total Portfolio	$491	$476
Average rent per square foot(2)
Consolidated Assets	$36.24	$34.79
Unconsolidated Assets	$38.73	$36.47
Total Portfolio	$37.09	$35.38

Average Base Rent Per Square Foot(2)	Mall & Freestanding Stores	% Change
12/31/07	$37.09	4.8%
12/31/06	35.38	2.6%
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%
12/31/03	32.26	5.1%

Leasing Activity During the Period(2):

	Average Base Rent(4)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2007	$44.76	$39.12	$5.64	14.4%
2006	43.21	36.73	6.48	17.6%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%

(1)
Does not include operational information for the regional malls in the Mills portfolio in which the Company acquired an interest on March 29, 2007.

(2)
Includes mall and freestanding stores.

(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(4)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)(2)
As of December 31, 2007

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/07
Mall Stores & Freestanding
Month to Month Leases	762	1,712,812	$37.01
2008	2,279	5,316,885	$36.12
2009	2,076	5,827,446	$35.45
2010	2,025	5,657,552	$38.17
2011	2,051	5,258,980	$35.39
2012	1,483	5,080,350	$36.09
2013	1,202	3,848,601	$40.27
2014	1,258	3,657,138	$43.22
2015	1,213	4,121,359	$41.52
2016	1,403	4,132,393	$40.74
2017	1,339	4,466,263	$43.04
2018	593	2,838,323	$39.56
2019 and Thereafter	175	1,721,175	$28.81
Specialty Leasing Agreements w/ terms in excess of 12 months	1,162	2,899,019	$14.51
Anchor Tenants
Month to Month Leases	2	110,950	$4.32
2008	11	1,202,680	$3.42
2009	30	3,138,067	$3.42
2010	35	4,218,819	$2.71
2011	20	2,217,206	$4.00
2012	29	3,263,447	$4.08
2013	18	2,414,345	$5.31
2014	13	1,207,089	$7.58
2015	11	985,521	$6.89
2016	11	1,122,349	$7.79
2017	5	736,723	$1.65
2018	5	540,164	$8.34
2019 and Thereafter	35	3,620,070	$6.06

(1)
Does not include the regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants(1)
As of December 31, 2007

Top In-Line Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Gap	317	3,504	1.4%	2.1%
Limited	323	1,766	0.7%	1.9%
Foot Locker	424	1,682	0.7%	1.6%
Abercrombie & Fitch Co.	208	1,486	0.6%	1.4%
Zale Corporation	359	353	0.1%	1.1%
Express LLC	120	1,067	0.4%	1.0%
Luxottica Group S.P.A	350	727	0.3%	0.9%
Sterling Jewelers, Inc.	208	311	0.1%	0.9%
American Eagle Outfitters	143	821	0.3%	0.8%
Genesco, Inc.	371	499	0.2%	0.8%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	155	27,457	11.3%	0.4%
Sears Roebuck & Co.	125	19,113	7.9%	0.3%
J.C. Penney Co., Inc.	115	16,550	6.8%	0.7%
Dillard's Dept. Stores	81	12,310	5.1%	0.1%
Nordstrom, Inc.	21	3,722	1.5%	0.0%
Belk, Inc.	24	2,937	1.2%	0.3%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	14	1,802	0.7%	0.0%
Boscov's Department Stores	7	1,279	0.5%	0.0%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.0%
Dick's Sporting Goods, Inc.	17	1,120	0.5%	0.3%
Lord and Taylor	8	1,074	0.4%	0.0%

(1)
Does not include the regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2007-2011

Property Name	Location	New Tenant	Former Tenant
Openings in 2007
Avenues, The	Jacksonville, FL	Belk	Parisian
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy's
Burlington Mall	Burlington, MA	Crate & Barrel	N/A
Castleton Square	Indianapolis, IN	AMC Theatres Borders	L.S. Ayres L.S. Ayres
Circle Centre	Indianapolis, IN	Carson Pirie Scott	Parisian
Cordova Mall	Pensacola, FL	Belk	Parisian
Eastland Mall	Evansville, IN	Dillard's	L.S. Ayres
Firewheel Town Center	Garland, TX	Ethan Allen	N/A
Greenwood Park Mall	Indianapolis, IN	Barnes & Noble The Cheesecake Factory	L.S. Ayres L.S. Ayres
Gwinnett Place	Duluth, GA	Belk	Parisian
Lakeline Mall	Austin, TX	Dillard's	Mervyn's
Lehigh Valley Mall	Whitehall, PA	Barnes & Noble Bravo	N/A N/A
Lenox Square	Atlanta, GA	Neiman Marcus expansion	N/A
North East Mall	Hurst, TX	Dick's Sporting Goods	Saks Fifth Avenue
Northgate Mall	Seattle, WA	Barnes & Noble DSW Macaroni Grill Panera Bread Stanford's Steak House	N/A Gottschalks N/A N/A N/A
Northshore Mall	Peabody (Boston), MA	The Cheesecake Factory	N/A
Orange Park Mall	Jacksonville, FL	Dick's Sporting Goods	N/A
Phipps Plaza	Atlanta, GA	Belk	Parisian
Richmond Town Square	Cleveland, OH	Regal Cinema	AMC Theatre
River Oaks Mall	Calumet City, IL	Steve & Barry's	N/A
Smith Haven Mall	Lake Grove, NY	California Pizza Kitchen Dick's Sporting Goods Macy's Furniture	Stern's Stern's N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2007-2011

Property Name	Location	New Tenant	Former Tenant
Openings in 2007 (continued)
South Shore Plaza	Braintree, MA	Cheesecake Factory	N/A
SouthRidge Mall	Des Moines, IA	Steve & Barry's	N/A
Square One Mall	Saugus, MA	Dick's Sporting Goods	N/A
Town Center at Boca Raton	Boca Raton, FL	Crate & Barrel	N/A
Town Center at Cobb	Kennesaw, GA	Belk	Parisian
Upper Valley Mall	Springfield, OH	Steve & Barry's	N/A
Walt Whitman Mall	Huntington Station, NY	The Cheesecake Factory	Organized Living
West Ridge Mall	Topeka, KS	Burlington	Montgomery Ward
West Town Mall	Knoxville, TN	Belk	Parisian
Westminster Mall	Westminster, CA	Target	Macy's
Woodland Hills Mall	Tulsa, OK	The Cheesecake Factory	N/A
Openings Projected in 2008
Anderson Mall	Anderson, SC	Dillard's	Belk Mens (relocated)
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Burlington Mall	Burlington (Boston), MA	Nordstrom	Filene's
Crystal Mall	Waterford, CT	Bed Bath & Beyond Christmas Tree Shop	Macy's Macy's
Fashion Mall at Keystone	Indianapolis, IN	Nordstrom	Parisian
Firewheel Town Center	Garland, TX	Dick's Sporting Goods	N/A
Irving Mall	Irving, TX	Steve & Barry's	N/A
Laguna Hills Malls	Laguna Hills, CA	Nordstrom Rack Ulta	WOW/Good Guys WOW/Good Guys
Liberty Tree Mall	Danvers, MA	Steve & Barry's	N/A
Livingston Mall	Livingston, NJ	Barnes & Noble	N/A
Markland Mall	Kokomo, IN	MC Sports	N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2007-2011

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2008 (continued)
Montgomery Mall	Montgomeryville, PA	Dick's Sporting Goods	N/A
Northgate Mall	Seattle, WA	Bed Bath & Beyond	Gottschalks
Northlake Mall	Atlanta, GA	Kohl's	Parisian
Northshore Mall	Peabody, MA	P.F. Chang's	N/A
Richardson Square	Richardson, TX	Lowe's Ross Dress for Less (relocated)	N/A N/A
Ross Park Mall	Pittsburgh, PA	Nordstrom	Macy's
Shops at Sunset	Miami, FL	Best Buy Splitsville	Virgin Records Small Shops
Smith Haven Mall	Lake Grove, NY	Barnes & Noble	Stern's
Tacoma Mall	Seattle, WA	Nordstrom (relocated)	Mervyn's
University Park Mall	South Bend, IN	Barnes & Noble	Macy's
Upper Valley Mall	Springfield, OH	MC Sports	N/A
Valle Vista Mall	Harlingen, TX	Circuit City	OfficeMax
Openings Projected in 2009
Coddingtown Mall	Santa Rosa, CA	Whole Foods	Ralph's Grocery
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy's
Quaker Bridge Mall	Lawrenceville, NJ	JCPenney (relocated)	N/A
Springfield Mall	Springfield, PA	Target	Macy's
Openings Projected in 2010
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy's
Openings Projected in 2011
Quaker Bridge Mall	Lawrenceville, NJ	Neiman Marcus Nordstrom	N/A N/A

(1)
Does not include the regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	221,463		775,619
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		874,802	443,902		1,318,704
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		547,090	261,372		808,462
4.	Fashion Valley Mall	CA	San Diego	50.0%		1,053,305	654,841		1,708,146
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		536,500	330,506		867,006
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	270,487		698,745
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		677,215	472,775		1,149,990
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		849,153	528,696	(8)	1,377,849
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		716,939	496,024		1,212,963
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		441,208	441,532		882,740
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		682,169	402,314		1,084,483
12.	Crystal Mall	CT	Waterford	74.6%		442,311	350,561		792,872
13.	Aventura Mall(2)	FL	Miami Beach (Miami-Ft. Lauderdale)	33.3%		1,116,938	662,394		1,779,332
14.	Avenues, The	FL	Jacksonville	25.0	%(4)	754,956	363,249		1,118,205
15.	Boynton Beach Mall	FL	Boynton Beach (Miami-Fort Lauderdale)	100.0%		714,210	387,830		1,102,040
16.	Coconut Point	FL	Estero (Cape Coral-Fort Myers)	50.0%		503,819	498,679		1,002,498
17.	Coral Square	FL	Coral Springs (Miami-Fort Lauderdale)	97.2%		648,144	297,770		945,914
18.	Cordova Mall	FL	Pensacola	100.0%		395,875	469,150		865,025
19.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,804		424,299
20.	Dadeland Mall	FL	Miami	50.0%		1,132,072	337,869		1,469,941
21.	DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%		435,467	244,119		679,586
22.	Edison Mall	FL	Fort Myers	100.0%		742,667	309,342		1,052,009
23.	Florida Mall, The	FL	Orlando	50.0%		1,092,465	616,840		1,709,305
24.	Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		461,852	291,977		753,829
25.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,881		748,433
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	239,982		536,019
27.	Melbourne Square	FL	Melbourne	100.0%		416,167	294,331		710,498
28.	Miami International Mall	FL	Miami	47.8%		778,784	294,765		1,073,549
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		576,051	382,956		959,007
30.	Paddock Mall	FL	Ocala	100.0%		387,378	168,111		555,489
31.	Palm Beach Mall	FL	West Palm Beach (Miami-Fort Lauderdale)	100.0%		749,288	335,023		1,084,311
32.	Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0	%(5)	458,251	322,000		780,251
33.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(4)	768,798	369,098		1,137,896
34.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(4)	0	514,559		514,559
35.	St. Johns Town Center	FL	Jacksonville	50.0%		653,291	562,667		1,215,958
36.	Town Center at Boca Raton	FL	Boca Raton (Miami-Fort Lauderdale)	100.0%		1,085,312	539,482		1,624,794
37.	Treasure Coast Square	FL	Jensen Beach	100.0%		511,372	348,748		860,120
38.	Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		725,298	370,820		1,096,118
39.	University Mall	FL	Pensacola	100.0%		478,449	230,657		709,106
40.	Gwinnett Place(3)	GA	Duluth (Atlanta)	75.0%		843,609	434,300		1,277,909
41.	Lenox Square	GA	Atlanta	100.0%		873,580	665,010	(8)	1,538,590
42.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,069,590	723,886		1,793,476
43.	Northlake Mall	GA	Atlanta	100.0%		665,745	296,457		962,202
44.	Phipps Plaza	GA	Atlanta	100.0%		472,385	346,240		818,625
45.	Town Center at Cobb(3)	GA	Kennesaw (Atlanta)	75.0%		866,381	406,582		1,272,963
46.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		305,563	387,862		693,425

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
47.	NorthPark Mall	IA	Davenport	50.0%		650,456	422,579		1,073,035
48.	Southern Hills Mall(2)	IA	Sioux City	50.0%		372,937	425,694		798,631
49.	SouthRidge Mall(2)	IA	Des Moines	50.0%		388,752	498,080		886,832
50.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	201,033		421,863
51.	Northfield Square Mall	IL	Bourbonnais	31.6	%(5)	310,994	246,540		557,534
52.	Northwoods Mall	IL	Peoria	100.0%		472,969	221,040		694,009
53.	Orland Square	IL	Orland Park (Chicago)	100.0%		773,295	438,011		1,211,306
54.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		807,871	557,760	(8)	1,365,631
55.	SouthPark Mall	IL	Moline (Davenport—IA-Moline)	50.0%		578,056	445,948		1,024,004
56.	White Oaks Mall	IL	Springfield	77.5%		556,831	378,427		935,258
57.	Castleton Square	IN	Indianapolis	100.0%		908,481	466,700		1,375,181
58.	Circle Centre	IN	Indianapolis	14.7%		350,000	432,662	(8)	782,662
59.	College Mall	IN	Bloomington	100.0%		356,887	272,925		629,812
60.	Eastland Mall	IN	Evansville	50.0%		489,144	375,242		864,386
61.	Fashion Mall at Keystone	IN	Indianapolis	100.0%		120,000	433,721	(8)	553,721
62.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		754,928	488,598		1,243,526
63.	Markland Mall	IN	Kokomo	100.0%		273,094	120,602		393,696
64.	Muncie Mall	IN	Muncie	100.0%		435,756	203,993		639,749
65.	Tippecanoe Mall	IN	Lafayette	100.0%		537,790	323,516		861,306
66.	University Park Mall	IN	Mishawaka (South Bend)	100.0%		499,876	319,992		819,868
67.	Washington Square	IN	Indianapolis	100.0%		616,109	347,185		963,294
68.	Towne East Square	KS	Wichita	100.0%		779,490	357,126		1,136,616
69.	Towne West Square	KS	Wichita	100.0%		619,269	333,162		952,431
70.	West Ridge Mall	KS	Topeka	100.0%		716,811	281,378		998,189
71.	Prien Lake Mall	LA	Lake Charles	100.0%		644,124	177,394		821,518
72.	Arsenal Mall	MA	Watertown (Boston)	100.0%		191,395	313,268	(8)	504,663
73.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		0	204,568		204,568
74.	Auburn Mall	MA	Auburn (Worcester)	49.1%		417,620	173,320		590,940
75.	Burlington Mall	MA	Burlington (Boston)	100.0%		642,411	537,922		1,180,333
76.	Cape Cod Mall	MA	Hyannis	49.1%		420,199	303,658		723,857
77.	Copley Place	MA	Boston	98.1%		150,847	1,091,384	(8)	1,242,231
78.	Emerald Square	MA	North Attleboro (Providence—RI-New Bedford)	49.1%		647,372	374,955		1,022,327
79.	Greendale Mall	MA	Worcester (Boston)	49.1%		132,634	298,632	(8)	431,266
80.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		498,000	358,291		856,291
81.	Mall at Chestnut Hill	MA	Chestnut Hill (Boston)	47.2%		297,253	180,181		477,434
82.	Northshore Mall	MA	Peabody (Boston)	49.1%		677,433	692,439		1,369,872
83.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		538,843	371,627		910,470
84.	South Shore Plaza	MA	Braintree (Boston)	100.0%		547,287	623,808		1,171,095
85.	Square One Mall	MA	Saugus (Boston)	49.1%		608,601	321,446		930,047
86.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		355,557	328,589		684,146
87.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		631,602	350,858		982,460
88.	Bangor Mall	ME	Bangor	67.4	%(7)	416,582	236,068		652,650
89.	Maplewood Mall	MN	Minneapolis	100.0%		588,822	341,702		930,524
90.	Miller Hill Mall	MN	Duluth	100.0%		429,508	361,507		791,015
91.	Battlefield Mall	MO	Springfield	100.0%		770,111	432,865		1,202,976
92.	Independence Center	MO	Independence (Kansas City)	100.0%		499,284	532,844		1,032,128

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
93.	SouthPark	NC	Charlotte	100.0%		1,044,742	569,557		1,614,299
94.	Crossroads Mall	NE	Omaha	100.0%		522,119	188,403		710,522
95.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		638,111	382,059		1,020,170
96.	Mall of New Hampshire, The	NH	Manchester	49.1%		444,889	362,874		807,763
97.	Pheasant Lane Mall	NH	Nashua (Manchester)	(6)		555,474	313,095		868,569
98.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		467,626	298,874		766,500
99.	Livingston Mall	NJ	Livingston (New York)	100.0%		616,128	338,851		954,979
100.	Menlo Park Mall	NJ	Edison (New York)	100.0%		527,591	794,480	(8)	1,322,071
101.	Ocean County Mall	NJ	Toms River (New York)	100.0%		616,443	274,402		890,845
102.	Quaker Bridge Mall	NJ	Lawrenceville (Trenton)	38.0	%(7)	686,760	412,144		1,098,904
103.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		786,626	456,720		1,243,346
104.	Cottonwood Mall	NM	Albuquerque	100.0%		631,556	408,590		1,040,146
105.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		0	635,258		635,258
106.	Chautauqua Mall	NY	Lakewood (Jamestown)	100.0%		213,320	219,047		432,367
107.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		310,095	277,988		588,083
108.	Mall at The Source, The	NY	Westbury (New York)	25.5	%(4)	210,798	516,222		727,020
109.	Nanuet Mall	NY	Nanuet (New York)	100.0%		583,711	331,263		914,974
110.	Roosevelt Field	NY	Garden City (New York)	100.0%		1,430,425	779,991	(8)	2,210,416
111.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		794,315	517,201		1,311,516
112.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		742,214	287,011		1,029,225
113.	Westchester, The	NY	White Plains (New York)	40.0%		349,393	478,269	(8)	827,662
114.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		879,300	378,457		1,257,757
115.	Lima Mall	OH	Lima	100.0%		541,861	203,650		745,511
116.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		685,251	331,663		1,016,914
117.	Southern Park Mall	OH	Boardman (Youngstown)	100.0%		811,858	383,830		1,195,688
118.	Summit Mall	OH	Akron	100.0%		432,936	322,443		755,379
119.	Upper Valley Mall	OH	Springfield (Dayton—Springfield)	100.0%		479,418	249,495		728,913
120.	Penn Square Mall	OK	Oklahoma City	94.5%		588,137	462,399		1,050,536
121.	Woodland Hills Mall	OK	Tulsa	94.5%		706,159	392,529		1,098,688
122.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		831,439	459,141	(8)	1,290,580
123.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		500,809	535,357		1,036,166
124.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(7)	1,545,812	1,068,085	(8)	2,613,897
125.	Lehigh Valley Mall	PA	Whitehall (Allentown—Bethlehem)	37.6	%(7)	564,353	593,841	(8)	1,158,194
126.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(7)	684,855	408,873		1,093,728
127.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	63.2	%(7)	762,558	556,333	(8)	1,318,891
128.	Ross Park Mall	PA	Pittsburgh	100.0%		563,477	458,220		1,021,697
129.	South Hills Village	PA	Pittsburgh	100.0%		655,987	484,424		1,140,411
130.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(7)	367,176	221,592		588,768
131.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	592,267	(8)	1,097,063
132.	Anderson Mall	SC	Anderson (Greenville)	100.0%		353,994	191,341		545,335
133.	Haywood Mall	SC	Greenville	100.0%		902,400	328,787		1,231,187
134.	Empire Mall(2)	SD	Sioux Falls	50.0%		497,341	547,880		1,045,221
135.	Rushmore Mall(2)	SD	Rapid City	50.0%		470,660	361,643		832,303

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
136.	Knoxville Center	TN	Knoxville	100.0%		597,028	384,569		981,597
137.	Oak Court Mall	TN	Memphis	100.0%		532,817	314,812	(8)	847,629
138.	Raleigh Springs Mall	TN	Memphis	100.0%		691,230	225,965		917,195
139.	West Town Mall	TN	Knoxville	50.0%		878,311	451,685		1,329,996
140.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	505,733		1,267,381
141.	Barton Creek Square	TX	Austin	100.0%		922,266	506,852		1,429,118
142.	Broadway Square	TX	Tyler	100.0%		427,730	202,122		629,852
143.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	449,537		1,243,253
144.	Domain, The	TX	Austin	100.0%		220,000	411,118	(8)	631,118
145.	Firewheel Town Center	TX	Garland (Dallas-Forth Worth)	100.0%		295,532	615,917	(8)	911,449
146.	Galleria, The	TX	Houston	31.5%		1,233,802	1,113,396		2,347,198
147.	Highland Mall(2)	TX	Austin	50.0%		732,000	359,199		1,091,199
148.	Ingram Park Mall	TX	San Antonio	100.0%		750,888	375,483		1,126,371
149.	Irving Mall	TX	Irving (Dallas-Fort Worth)	100.0%		637,415	404,920		1,042,335
150.	La Plaza Mall	TX	McAllen	100.0%		776,397	426,362		1,202,759
151.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		745,179	352,513		1,097,692
152.	Longview Mall	TX	Longview	100.0%		440,917	209,283		650,200
153.	Midland Park Mall	TX	Midland	100.0%		339,113	279,216		618,329
154.	North East Mall	TX	Hurst (Dallas-Fort Worth)	100.0%		1,191,930	452,245		1,644,175
155.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,308	285,785		882,093
156.	Sunland Park Mall	TX	El Paso	100.0%		575,837	341,916		917,753
157.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	240,508		630,289
158.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	213,811		442,822
159.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	190,383		571,536
160.	Chesapeake Square	VA	Chesapeake (Virginia Beach-Norfolk)	75.0	%(5)	534,760	272,783		807,543
161.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	521,516	(8)	994,245
162.	Valley Mall	VA	Harrisonburg	50.0%		315,078	190,714		505,792
163.	Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%		506,639	280,803		787,442
164.	Columbia Center	WA	Kennewick	100.0%		408,052	365,311		773,363
165.	Northgate Mall	WA	Seattle	100.0%		612,073	395,328		1,007,401
166.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		797,895	405,638		1,203,533
167.	Bay Park Square	WI	Green Bay	100.0%		425,773	274,380		700,153
168.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	173,314		500,574

	Total Regional Mall GLA					98,270,239	65,778,819		164,049,058

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

FOOTNOTES:

(1)
Does not include regional malls from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
This Property is managed by a third party.

(3)
The Company acquired an additional 25% interest in these assets as a result of the acquisition of the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(4)
The Operating Partnership's direct and indirect interests in some of the Properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(5)
The Operating Partnership receives substantially all the economic benefit of the Property due to a preference, advance, or other partnership arrangement.

(6)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this Property.

(7)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments or an affiliate of Kravco Simon Investments.

(8)
Mall & Freestanding GLA includes office space as follows:
Arsenal Mall—107,188 sq. ft.
Century III Mall—35,929 sq. ft.
Circle Centre Mall—9,123 sq. ft.
Copley Place—867,007 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Fashion Mall at Keystone, The—10,927 sq. ft.
Firewheel Town Center—75,000 sq. ft.
Greendale Mall—119,860 sq. ft.
King of Prussia Mall—13,627 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Lenox Square—2,674 sq. ft.
Menlo Park Mall—50,482 sq. ft.
Oak Court Mall—127,411 sq. ft.
Oxford Valley Mall—111,160 sq. ft.
Plaza Carolina—28,192 sq. ft.
River Oaks Center—116,085 sq. ft.
Roosevelt Field—1,610 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Domain—92,955 sq. ft.
The Westchester—820 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of December 31, 2007

	As of or for the Twelve Months Ended December 31,
	2007	2006
Total Number of U.S. Premium Outlet Centers	38	36
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	15.0	13.9
Occupancy(1)	99.7%	99.4%
Comparable sales per square foot(1)	$504	$471
Average base rent per square foot(1)	$25.67	$24.23

Average Base Rent Per Square Foot(1)	Total Center	% Change
12/31/07	$25.67	5.9%
12/31/06	24.23	4.6%
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%
12/31/03	20.36	n/a

Leasing Activity During the Period(1):

	Average Base Rent(2)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2007	$31.43	$23.64	$7.79	33.0%
2006	29.95	22.87	7.08	31.0%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)
For all owned gross leasable area.

(2)
Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of December 31, 2007

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/07
2008	399	1,511,004	$22.38
2009	400	1,624,812	$23.04
2010	518	2,256,710	$24.52
2011	476	2,076,068	$24.47
2012	487	2,039,057	$26.80
2013	308	1,429,269	$25.90
2014	238	831,260	$30.78
2015	213	744,731	$30.87
2016	234	762,636	$35.15
2017	292	934,820	$35.78
2018 and Thereafter	181	690,583	$34.43

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of December 31, 2007

(Sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Phillips—Van Heusen Corporation	181	855	0.4%	0.7%
The Gap, Inc.	81	762	0.3%	0.4%
Jones Retail Corporation	149	460	0.2%	0.4%
Adidas Promotional Retail Operations, Inc.	60	498	0.2%	0.4%
Nike Retail Services, Inc.	67	582	0.2%	0.3%
The William Carter Company, Inc.	68	329	0.1%	0.3%
Brown Group Retail, Inc.	66	287	0.1%	0.2%
LCI Holdings, Inc.	62	422	0.2%	0.2%
Tommy Hilfiger Retail Operations, Inc.	45	280	0.1%	0.2%
VF Outlet	61	380	0.2%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo	100.0%	454,091
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	287,931
3.	Desert Hills Premium Outlets	CA	Cabazon (Riverside)	100.0%	498,838
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	299,328
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,305
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	525,298
7.	Napa Premium Outlets	CA	Napa	100.0%	179,348
8.	Petaluma Village Premium Outlets	CA	Petaluma (Santa Rosa)	100.0%	195,982
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	442,041
10.	Clinton Crossing Premium Outlets	CT	Clinton (Hartford)	100.0%	276,163
11.	Orlando Premium Outlets	FL	Orlando	100.0%	435,695
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,489
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
16.	Edinburgh Premium Outlets	IN	Edinburgh (Columbus)	100.0%	377,772
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,314
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	615,713
19.	Kittery Premium Outlets	ME	Kittery (Portland)	100.0%	264,425
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,534
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,435
22.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	439,445
23.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	173,067
24.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,775
25.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	477,002
26.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	434,978
27.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,577
28.	Woodbury Common Premium Outlets	NY	Central Valley	100.0%	844,246
29.	Aurora Farms Premium Outlets	OH	Aurora (Akron)	100.0%	300,218
30.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,815
31.	Philadelphia Premium Outlets	PA	Limerick	100.0%	425,242
32.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,774
33.	Allen Premium Outlets	TX	Allen (Dallas-Ft. Worth)	100.0%	441,492
34.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	403,207
35.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	431,621
36.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	463,288
37.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	402,668
38.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585

	Total U.S. Premium Outlet Centers GLA				15,014,105

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information(1)
As of December 31, 2007

	As of or for the Twelve Months Ended December 31,
	2007	2006
Total Number of Community/Lifestyle Centers	67	69
Total Community/Lifestyle Center GLA (in millions of square feet)	18.6	19.1
Occupancy(2)
Consolidated Assets	92.9%	91.5%
Unconsolidated Assets	96.6%	96.5%
Total Portfolio	94.1%	93.2%
Average rent per square foot(2)
Consolidated Assets	$12.73	$11.90
Unconsolidated Assets	$11.85	$11.68
Total Portfolio	$12.43	$11.82

Average Base Rent Per Square Foot(2)	Total Center	% Change
12/31/07	$12.43	5.2%
12/31/06	11.82	3.6%
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%
12/31/03	10.59	4.6%

Leasing Activity During the Period(2):

	Average Base Rent(3)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2007	$18.43	$14.56	$3.87	26.6%
2006	12.47	10.49	1.98	18.9%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%

(1)
Does not include operational information for the community centers in the Mills portfolio in which the Company acquired an interest on March 29, 2007.

(2)
For all owned gross leasable area.

(3)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)(2)
As of December 31, 2007

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/07
Mall Stores & Freestanding
Month to Month Leases	30	92,479	$16.71
2008	184	531,804	$14.88
2009	166	475,776	$16.17
2010	234	719,612	$18.66
2011	215	721,841	$18.67
2012	142	509,758	$18.11
2013	47	215,716	$15.85
2014	31	184,817	$18.96
2015	55	278,690	$21.20
2016	41	188,405	$19.63
2017	40	178,537	$24.16
2018	3	14,752	$24.69
2019 and Thereafter	74	231,278	$25.84
Specialty Leasing Agreements w/ terms in excess of 12 months	4	11,096	$9.46
Anchor Tenants
Month to Month Leases	2	36,890	$4.54
2008	11	304,713	$9.13
2009	24	824,971	$7.22
2010	33	977,271	$11.61
2011	20	827,604	$6.98
2012	20	676,558	$8.42
2013	19	566,687	$8.22
2014	13	497,683	$9.45
2015	18	621,263	$11.05
2016	22	697,540	$10.66
2017	22	864,405	$9.51
2018	17	669,398	$10.76
2019 and Thereafter	22	1,022,866	$11.64
Specialty Leasing Agreements w/ terms in excess of 12 months	3	106,999	$1.15

(1)
Does not include the community centers from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants(1)
As of December 31, 2007

(Sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Target Corporation	11	1,382	0.6%	0.0%
Wal-Mart Stores, Inc.	9	1,009	0.4%	0.0%
Kohl's Department Stores, Inc.	10	913	0.4%	0.1%
Best Buy Company, Inc.	18	738	0.3%	0.2%
Schottenstein Stores Corp.	15	697	0.3%	0.1%
TJX Companies, Inc.	21	665	0.3%	0.2%
Bed Bath & Beyond, Inc.	13	398	0.2%	0.1%
Burlington Coat Factory	6	374	0.2%	0.1%
Dick's Sporting Goods, Inc.	7	344	0.1%	0.1%
Office Max, Inc.	12	312	0.1%	0.1%

(1)
Does not include the community centers from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
1.	Plaza at Buckland Hills, The	CT	Manchester (Hartford)	35.0% (3)	334,393
2.	Gaitway Plaza	FL	Ocala	23.3% (3)	208,740
3.	Highland Lakes Center	FL	Orlando	100.0%	493,276
4.	Indian River Commons	FL	Vero Beach	50.0%	255,882
5.	Royal Eagle Plaza	FL	Coral Springs (Miami-Ft. Lauderale)	35.0% (3)	199,309
6.	Terrace at the Florida Mall	FL	Orlando	100.0%	346,693
7.	Waterford Lakes Town Center	FL	Orlando	100.0%	951,869
8.	West Town Corners	FL	Altamonte Springs (Orlando)	23.3% (3)	385,259
9.	Westland Park Plaza	FL	Orange Park (Jacksonville)	23.3% (3)	163,154
10.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%	440,612
11.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%	630,359
12.	Countryside Plaza	IL	Countryside (Chicago)	100.0%	403,756
13.	Crystal Court	IL	Crystal Lake (Chicago)	35.0% (3)	278,970
14.	Forest Plaza	IL	Rockford	100.0%	360,368
15.	Lake Plaza	IL	Waukegan (Chicago)	100.0%	215,462
16.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%	371,252
17.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%	243,266
18.	Matteson Plaza	IL	Matteson (Chicago)	100.0%	270,955
19.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%	305,070
20.	White Oaks Plaza	IL	Springfield	100.0%	391,426
21.	Willow Knolls Court	IL	Peoria	35.0% (3)	382,377
22.	Brightwood Plaza	IN	Indianapolis	100.0%	38,493
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%	498,499
24.	Eastland Convenience Center	IN	Evansville	50.0%	175,639
25.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%	155,319
26.	Keystone Shoppes	IN	Indianapolis	100.0%	29,140
27.	Markland Plaza	IN	Kokomo	100.0%	90,527
28.	Muncie Plaza	IN	Muncie	100.0%	298,821
29.	New Castle Plaza	IN	New Castle	100.0%	91,648
30.	Northwood Plaza	IN	Fort Wayne	100.0%	208,245
31.	Teal Plaza	IN	Lafayette	100.0%	101,087
32.	Tippecanoe Plaza	IN	Lafayette	100.0%	90,522
33.	University Center	IN	Mishawaka (South Bend)	100.0%	150,524
34.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0% (3)	549,575
35.	Washington Plaza	IN	Indianapolis	100.0%	50,107
36.	West Ridge Plaza	KS	Topeka	100.0%	253,620
37.	Park Plaza	KY	Hopkinsville	100.0%	114,924
38.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%	395,132
39.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%	287,473
40.	Ridgewood Court	MS	Jackson	35.0% (3)	240,671
41.	Dare Centre	NC	Kill Devil Hills	100.0%	168,838
42.	MacGregor Village	NC	Cary (Raleigh)	100.0%	144,997
43.	North Ridge Shopping Center	NC	Raleigh	100.0%	166,555
44.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%	149,642
45.	Rockaway Plaza	NJ	Rockaway (New York)	100.0%	458,828
46.	Cobblestone Court	NY	Victor (Rochester)	35.0% (3)	265,461

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
47.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%	164,104
48.	Lima Center	OH	Lima	100.0%	236,878
49.	Eastland Plaza	OK	Tulsa	100.0%	190,261
50.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3% (4)	101,742
51.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0% (4)	107,373
52.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	63.2% (4)	267,231
53.	Whitehall Mall	PA	Whitehall	38.0% (4)	588,122
54.	Charles Towne Square	SC	Charleston	100.0%	71,794
55.	Empire East(2)	SD	Sioux Falls	50.0%	297,278
56.	Knoxville Commons	TN	Knoxville	100.0%	180,463
57.	Arboretum at Great Hills	TX	Austin	100.0%	203,225
58.	Gateway Shopping Centers	TX	Austin	95.0%	512,364
59.	Ingram Plaza	TX	San Antonio	100.0%	111,518
60.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%	387,445
61.	Palms Crossing	TX	McAllen	100.0%	258,046
62.	Shops at Arbor Walk, The	TX	Austin	100.0%	431,577
63.	Shops at North East Mall, The	TX	Hurst (Dallas-Ft. Worth)	100.0%	364,743
64.	Wolf Ranch	TX	Georgetown (Austin)	100.0%	614,685
65.	Chesapeake Center	VA	Chesapeake (Virginia Beach-Norfolk)	100.0%	305,935
66.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3% (3)	249,658
67.	Martinsville Plaza	VA	Martinsville	100.0%	102,105

	Total Community/Lifestyle Center GLA				18,553,282

FOOTNOTES:

(1)
Does not include the community centers from the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
This Property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
U.S. Mills Portfolio Operational Information
As of December 31, 2007

As of or for the Twelve Months Ended December 31, 2007
The Mills®
Total Number of The Mills®	17
Total GLA (in millions of square feet)	24.3
Occupancy(1)	94.1%
Comparable sales per square foot(2)	$372
Average base rent per square foot(1)	$19.06
Mills Regional Malls(3)
Total Number of Regional Malls	16
Total GLA (in millions of square feet)	17.6
Occupancy(4)	89.5%
Comparable sales per square foot(2)	$444
Average rent per square foot(4)	$35.63
Mills Community Centers
Total Number of Community Centers	4
Total GLA (in millions of square feet)	1.0
Occupancy(1)	97.1%
Average rent per square foot(1)	$10.84

(1)
For all owned gross leasable area.

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which Simon Group already held a 50% interest prior to the closing of the tender offer for The Mills Corporation on March 29, 2007.

(4)
Includes mall and freestanding stores.

SIMON PROPERTY GROUP
U.S. Mills Portfolio Property Listing

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%	1,252,235
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%	1,289,702
3.	Cincinnati Mills	OH	Cincinnati	50.0%	1,442,171
4.	Colorado Mills	CO	Lakewood (Denver)	18.8%	1,102,992
5.	Concord Mills	NC	Concord (Charlotte)	29.6%	1,353,524
6.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0%	1,183,389
7.	Franklin Mills	PA	Philadelphia	50.0%	1,743,212
8.	Grapevine Mills	TX	Grapevine (Dallas-Ft. Worth)	29.6%	1,778,063
9.	Great Mall of the Bay Area	CA	Milpitas (San Jose)	37.5%	1,378,678
10.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%	1,816,628
11.	Katy Mills	TX	Katy (Houston)	31.3%	1,587,900
12.	Ontario Mills	CA	Ontario	25.1%	1,482,310
13.	Opry Mills	TN	Nashville	37.5%	1,157,231
14.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%	1,563,580
15.	Sawgrass Mills	FL	Sunrise (Miami-Ft. Lauderdale)	50.0%	2,252,068
16.	St. Louis Mills	MO	Hazelwood (St. Louis)	37.5%	1,191,666
17.	The Block at Orange	CA	Orange (Los Angeles)	25.0%	718,781

	Subtotal The Mills®				24,294,130
	Regional Malls(1)
18.	Briarwood Mall	MI	Ann Arbor	25.0%	961,303
19.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	37.5%	2,399,682
20.	Dover Mall	DE	Dover	34.0%	887,043
21.	Esplanade, The	LA	Kenner (New Orleans)	50.0%	897,080
22.	Falls, The	FL	Miami	25.0%	807,654
23.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%	878,153
24.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%	1,074,552
25.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%	1,037,897
26.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%	1,127,330
27.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%	1,069,583
28.	Meadowood Mall	NV	Reno	25.0%	884,522
29.	Northpark Mall	MS	Ridgeland (Jackson)	50.0%	958,335
30.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%	743,754
31.	Southdale Center	MN	Edina (Minneapolis)	50.0%	1,342,511
32.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%	1,227,417
33.	Stoneridge Mall	CA	Pleasanton (San Francisco)	25.0%	1,300,719

	Subtotal Regional Malls				17,597,535
	Community Centers
34.	Denver West Village	CO	Lakewood	18.8%	310,096
35.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%	101,613
36.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%	230,683
37.	Liberty Plaza	PA	Philadelphia	50.0%	371,466

	Subtotal Community Centers				1,013,858

	Total Mills Properties				42,905,523

(1)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which Simon Group already held a 50% interest prior to the closing of the tender offer for The Mills Corporation on March 29, 2007.

SIMON PROPERTY GROUP
International Operational Information(1)
As of December 31, 2007

	As of or for the Twelve Months Ended December 31,
	2007	2006
International Premium Outlets (Japan)
Total Number of Premium Outlets	6	5
Total GLA (in millions of square feet)	1.7	1.4
Occupancy	100%	100%
Comparable sales per square foot	¥93,169	¥89,238
Average base rent per square foot	¥4,626	¥4,646
European Shopping Centers
Total Number of Shopping Centers	51	53
Total GLA (in millions of square feet)	13.3	12.2
Occupancy	98.7%	97.1%
Comparable sales per square foot	€421	€391
Average rent per square foot	€29.58	€26.29

(1)
Does not include Premium Outlets Punta Norte in Mexico and Yeoju Premium Outlets in South Korea.

SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		159,900	416,900	576,800
2.	Bay 1	Torcy (Paris)	50.0%		—	348,900	348,900
3.	Bel'Est	Bagnolet (Paris)	17.5%		109,800	63,300	173,100
4.	Villabé A6	Villabé (Paris)	7.5%		124,900	159,400	284,300
5.	Wasquehal	Wasquehal (Lille)	50.0%		131,300	123,400	254,700

	Subtotal France				525,900	1,111,900	1,637,800
	ITALY
	Ancona:
6.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
7.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
8.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
9.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
10.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
11.	Modugno	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
12.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
13.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
14.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
15.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
16.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
17.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
18.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
19.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
20.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
21.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	163,800	120,100	283,900
22.	Cinisello	Cinisello (Milano)	49.0%		125,000	250,600	375,600
23.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
24.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
25.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
26.	Giugliano	Giugliano (Napoli)	49.0	%(6)	130,000	624,500	754,500
27.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
28.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
29.	Vulcano Buono	Nola (Napoli)	22.1%		142,900	733,100	876,000
	Olbia:
30.	Olbia	Olbia	49.0	%(3)	74,600	133,000	207,600

SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	Padova:
31.	Padova	Padova	49.0%		73,300	32,500	105,800
	Palermo:
32.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
33.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
34.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
35.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
36.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
37.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
38.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
39.	Porta Di Roma	Roma	19.6%		624,800	630,600	1,255,400
	Sassari:
40.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
41.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
42.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
43.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
44.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
45.	Torino	Torino	49.0%		105,100	66,700	171,800
46.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
47.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
48.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
49.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500

	Subtotal Italy				4,475,700	5,742,800	10,218,500
	POLAND
50.	Arkadia Shopping Center	Warsaw	50.0%		202,200	900,800	1,103,000
51.	Wilenska Station Shopping Center	Warsaw	50.0%		92,700	215,900	308,600

	Subtotal Poland				294,900	1,116,700	1,411,600
	JAPAN
52.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	380,100	380,100
53.	Kobe-Sanda Premium Outlets	Hyougo-ken (Osaka)	40.0%		—	193,500	193,500
54.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	320,600	320,600
55.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	316,500	316,500
56.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	230,300	230,300
57.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	240,400	240,400

	Subtotal Japan				—	1,681,400	1,681,400

SIMON PROPERTY GROUP
International Property Listing

				Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)	Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	MEXICO
58.	Premium Outlets Punta Norte	Mexico City	50.0%	—	231,900	231,900

	Subtotal Mexico			—	231,900	231,900
	SOUTH KOREA
59.	Yeoju Premium Outlets	Seoul	50.0%	—	249,900	249,900

	Subtotal South Korea			—	249,900	249,900

	TOTAL INTERNATIONAL ASSETS			5,296,500	10,134,600	15,431,100

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)
We own our interest in the assets in France and Poland through our shareholdings in Simon Ivanhoe S.a.r.l. Our interest in the Italian assets is owned through Gallerie Commerciali Italia S.p.A., while our interest in the assets in Japan is owned through Chelsea Japan Co., Ltd. We own our interest in Mexico through Fideicomiso Trust No. F/315-5 and our interest in South Korea through Shinsegae Chelsea Co., Ltd.

(6)
On April 4, 2007, Gallerie Commerciali Italia acquired the remaining 60% interest in the shopping gallery at this center, which consists of 177,600 sf of leasable area. The Company owns a 19.6% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

SIMON PROPERTY GROUP
Capital Expenditures
For the Twelve Months Ended December 31, 2007
(In thousands)

		Unconsolidated Entities
	Consolidated Properties	Total	Simon Group's Share
New development projects	$429,093	$388,023	$172,842
Redevelopment projects with incremental GLA and/or Anchor Replacement	$373,644	$373,527	$144,985
Renovations with no incremental GLA	$46,828	$—	$—
Tenant allowances:
Retail	$90,474	$55,808	$20,594
Office	$18,366	$—	—
Operational capital expenditures at properties:
CAM expenditures(1)	$109,601	$41,907	$16,947
Non-CAM expenditures	$23,601	$60,036	$25,149

Totals	$1,091,607	$919,301	$380,517

Plus (Less): Conversion from accrual to cash basis	$(74,135)	$(3,644)

Capital Expenditures for the Twelve Months Ended 12/31/07(2)	$1,017,472	$915,657

Capital Expenditures for the Twelve Months Ended 12/31/06(2)	$767,710	$531,509

(1)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

(3)
2006 capital expenditures do not include capital expenditures for international properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of December 31, 2007

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
New Development Projects
Hamilton Town Center Noblesville (Indianapolis), IN	Phase I of a 950,000 square foot center with a town center component anchored by Hamilton 16 Theatre (with IMAX), Borders Books & Music, Dick's Sporting Goods and Old Navy and two community center components anchored by JCPenney, Steinmart, Bed Bath & Beyond, DSW and Ulta	50%	10/07 (JCPenney) 5/08 (All other)	$126	$118	$59	9%	—	$55.2	$27.6
Houston Premium Outlets Houston, TX	427,000 square foot upscale outlet center	100%	3/08	$135	$96	$96	15%	$90.5	—	—
Jersey Shore Premium Outlets Tinton Falls, NJ	435,000 square foot upscale outlet center	100%	11/08	$157	$157	$157	12%	$67.1	—	—
Pier Park Panama City Beach, FL	920,000 square foot hybrid community/lifestyle center anchored by Target, Dillard's, JCPenney, Grand 16 Theatre, Borders Books & Music, Old Navy, Ron Jon Surf Shop and Jimmy Buffett's Margaritaville	100%	10/06 (Target) 5/07 (Theater) Q1 2008 (Dillard's, JCPenney, Old Navy) 5/08 (All other)	$172	$143	$143	8%	$94.5	—	—
Significant Redevelopment and Expansion Projects with Incremental GLA
Aventura Mall N. Miami Beach, FL	Addition of Nordstrom in former Lord & Taylor building; addition of small shops and parking deck	33%	2/08	$124	$124	$41	9%	—	$85.9	$28.6
Burlington Mall Burlington (Boston), MA	Acquisition of former Filene's building and addition of Nordstrom and small shops; Crate & Barrel relocation; also includes mall renovation	100%	8/07 (Crate & Barrel) 3/08 (Nordstrom, shops & renov)	$92	$92	$92	9%	$58.3	—	—
Las Vegas Premium Outlets Las Vegas, NV	104,000 square foot expansion of upscale outlet center, including the addition of two five-level parking garages	100%	3/08	$59	$56	$56	13%	$53.1	—	—
Northshore Mall Peabody (Boston), MA	Addition of Nordstrom and small shops, The Cheesecake Factory, P.F. Chang's, and mall renovation	49%	10/07 (Cheesecake) 9/08 (P.F. Chang's) 11/08 (shops/renov) 4/09 (Nordstrom)	$125	$125	$61	7%	—	$28.3	$13.9
Orlando Premium Outlets Orlando, FL	114,000 square foot expansion of upscale outlet center, including the addition of a four-level parking garage	100%	11/08	$69	$69	$69	15%	$37.9	—	—
Philadelphia Premium Outlets Limerick, PA	120,000 square foot expansion of upscale outlet center	100%	4/08	$28	$28	$28	15%	$17.8	—	—
Rio Grande Valley Premium Outlets Mercedes, TX	144,000 square foot expansion of upscale outlet center	100%	3/08	$27	$23	$23	18%	$12.3	—	—
Ross Park Mall Pittsburgh, PA	Addition of Nordstrom and small shops	100%	10/08	$32	$25	$25	8%	$14.4	—	—
Tacoma Mall Tacoma (Seattle), WA	Relocation of Nordstrom and two-phase lifestyle addition with small shops and restaurants	100%	10/08 (Nordstrom and Phase I) 2009 (Phase II)	$77	$73	$73	8%	$17.8	—	—
University Park Mall Mishawaka (South Bend), IN	Demolition of former Marshall Field's and replacement with lifestyle addition including Barnes & Noble, Ulta, Granite City Food & Brewery, Bar Louie and Paradise Bakery & Café and small shops	100%	8/08	$45	$45	$45	8%	$15.5	—	—

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of December 31, 2007

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Other Redevelopment and Expansion Projects with Incremental GLA
Livingston Mall Livingston, NJ	Addition of Barnes & Noble, expansion of Modell's and food court addition	100%	10/07 (food court) 8/08 (All other)
Richardson Square Richardson, TX	Redevelopment of existing mall into community center with Lowe's Home Improvement and relocation of Ross Dress for Less	100%	7/08
Summit Mall Akron, OH	Addition of lifestyle component	100%	4/08
Treasure Coast Square Jensen Beach, FL	Addition of lifestyle component	100%	8/08
	Subtotal Other Redevelopment Projects with Incremental GLA			$66	$61	$61	7%	$25.3	—	—
Renovations
Broadway Square Tyler, TX	Mall renovation	100%	7/08
The Forum Shops at Caesars Las Vegas, NV	Mall renovation	100%	8/08
Irving Mall Irving (Dallas-Ft. Worth), TX	Mall renovation	100%	10/08
Lakeline Mall Austin, TX	Mall renovation	100%	6/08
Livingston Mall Livingston (New York), NJ	Mall renovation	100%	8/08
Rockaway Townsquare Rockaway (New York), NY	Mall renovation	100%	8/08
St. Charles Towne Center Waldorf (Washington, D.C.), MD	Mall renovation	100%	4/08
Valle Vista Mall Harlingen, TX	Mall renovation	100%	7/08
	Subtotal Renovations			$110	$110	$110		$29.4	—	—

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of December 31, 2007

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Anchor/Big Box/Theater Activity
Anderson Mall Anderson, SC	Addition of Dillard's and expansion of Belk	100%	11/08
Crystal Mall Waterford, CT	Addition of Bed Bath & Beyond and Christmas Tree Shop	75%	5/08
Edison Mall Ft. Myers, FL	Addition of Elephant Bar	100%	8/08
Fashion Mall at Keystone, The Indianapolis, IN	Addition of Nordstrom	100%	9/08
Firewheel Town Center Garland, TX	Addition of Dick's Sporting Goods	100%	6/08
Laguna Hills Mall Laguna Hills (Los Angeles), CA	Addition of Nordstrom Rack and Ulta Cosmetics	100%	7/08
Montgomery Mall North Wales (Philadelphia), PA	Addition of Dick's Sporting Goods	60%	5/08
Northgate Mall Seattle, WA	Addition of Bed Bath & Beyond and DSW	100%	10/07 (DSW) 2/08 (Bed Bath)
	Subtotal Anchor/Big Box/Theater Activity			$84	$84	$78	8%	$23.8	$14.8	$9.7
Asset Intensification
Coconut Point Estero, FL	Addition of 108-room Hyatt Place Hotel	50%	12/08
Ingram Park Mall San Antonio, TX	Addition of self-storage facility	50%	6/08
Rolling Oaks Mall San Antonio, TX	Addition of self-storage facility	50%	6/08
	Subtotal Asset Intensification			$33	$33	$12	11%	—	$4.0	$2.0
Miscellaneous								$11.2	$26.2	$11.5
Total Construction in Progress(4)								$568.9	$214.4	$93.3

Land Held for Development								$27.7	$411.9	$170.0

(1)
Does not include the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Cost and return are based upon current budget assumptions. Actual results may vary.

(3)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(4)
Does not include the Company's international properties.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of December 31, 2007

Shopping center/ Location (Metropolitan area)	Project Description	Anchors/ Major Tenants	The Company's Ownership Percentage of Project	Opening	Projected Net Cost* (in millions)
New Development Projects:
Europe:
Argine—Napoli, Italy	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	December 2008		€ 64
Catania—Sicily, Italy	642,000 square foot center anchored by a hypermarket and approximately 120 shops	Auchan	24.0%	June 2010		€ 157
Asia:
Changshu, China	480,000 square foot center anchored by a hypermarket with approximately 140 shops	Wal-Mart, Forever 21, Sephora, Starbucks, Vero Moda, Sport 100	32.5%	Q2 2008	CNY	558
Hangzhou, China	300,000 square foot center anchored by a hypermarket with approximately 85 shops	Wal-Mart, Forever 21, Sephora, Vero Moda	32.5%	Q1 2009	CNY	476
Hefei, China	440,000 square foot center anchored by a hypermarket and theater with approximately 90 shops	Wal-Mart, Stellar Film Cinemas, Forever 21, Sephora, Vero Moda, Sport 100	32.5%	Q3 2009	CNY	520
Sendai-Izumi Premium Outlets—Sendai, Japan	172,000 square foot upscale outlet center		40.0%	October 2008	JPY	5,350
Suzhou, China	760,000 square foot center anchored by a hypermarket and theater with approximately 200 shops	Wal-Mart, Golden Harvest Cinemas, Forever 21, C&A, Sephora, Starbucks, Vero Moda, Sport 100	32.5%	Q3 2009	CNY	966
Zhengzhou, China	450,000 square foot center anchored by a hypermarket and theater with approximately 90 shops	Wal-Mart, China Film Cinemas, Forever 21, Sephora, Vero Moda, Sport 100	32.5%	Q1 2009	CNY	549
Expansion Projects:
Gotemba Premium Outlets—Gotemba, Japan	95,000 square foot phase III expansion of upscale outlet center		40.0%	March 2008	JPY	6,096
Sano Premium Outlets—Sano, Japan	73,000 square foot phase IV expansion of upscale outlet center		40.0%	August 2008	JPY	4,525
Other projects (1 leasehold development)						€ 1

*Cost is based upon current budget assumptions. Actual results may vary.

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of December 31, 2007

Year	The Company's Share of Secured Consolidated Debt	The Company's Share of Unsecured Consolidated Debt		The Company's Share of Unconsolidated Joint Venture Debt	The Company's Share of Total Debt
2008	456,968	350,000		555,745	1,362,713
2009	743,347	900,000		491,722	2,135,069
2010	1,173,856	1,100,000		808,296	3,082,152
2011	521,072	3,801,612	(2)	708,669	5,031,353
2012	652,056	1,450,000		1,029,158	3,131,214
2013	201,078	425,000		283,709	909,787
2014	406,644	700,000		804,674	1,911,318
2015	4,032	1,200,000		433,625	1,637,657
2016	214,672	1,300,000		576,981	2,091,653
2017	573,283	500,000		853,123	1,926,406
2018	1,948	200,000		—	201,948
Thereafter	20,097	—		10,524	30,621

Face Amounts of Indebtedness	$4,969,053	$11,926,612		$6,556,226	$23,451,891
Premiums (Discounts) on Indebtedness, Net	23,948	14,248		12,177	50,373
Fair Value of Interest Rate Swaps Agreements	—	(90)		—	(90)

The Company's Share of Total Indebtedness	$4,993,001	$11,940,770		$6,568,403	$23,502,174

Debt Covenant Compliance Ratios

Senior Unsecured Notes Covenant(1)	Required	Actual	Compliance
Total Debt to Total Assets	≤65%	47%	Yes
Total Secured Debt to Total Assets	≤50%	23%	Yes
Fixed Charge Coverage Ratio	>1.5X	2.6X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	229%	Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to the Company's senior unsecured notes, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

(2)
Includes $2,351,612 of current outstandings on the Company's $3.5 billion Corporate Credit Facility.

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of December 31, 2007

SIMON PROPERTY GROUP
Summary of Indebtedness
As of December 31, 2007
(In thousands)

	Total Indebtedness	The Company's Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,741,916	$4,461,449	6.11%	4.5
Floating Rate Debt (Hedged)(1)	93,840	93,840	5.50%	1.4
Floating Rate Debt	417,303	413,764	5.22%	2.5

Total Mortgage Debt	5,253,059	4,969,053	6.02%	4.3
Unsecured Debt
Fixed Rate	9,275,000	9,275,000	5.77%	5.3
Floating Rate Debt	300,000	300,000	5.06%	1.1

	9,575,000	9,575,000	5.53%	5.1
Revolving Corporate Credit Facility	1,798,000	1,798,000	4.98%	3.0
Revolving Credit Facility—Yen Currency	215,593	215,593	1.08%	3.0
Revolving Credit Facility—Euro Currency	338,019	338,019	4.66%	3.0

	2,351,612	2,351,612	4.57%	3.0
Total Unsecured Debt	11,926,612	11,926,612	5.53%	4.7
Premium	63,901	63,004
Discount	(24,808)	(24,808)
Fair Value Interest Rate Swaps	(90)	(90)

Consolidated Mortgages and Other Indebtedness(2)	$17,218,674	$16,933,771	5.67%	4.6

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$13,634,456	$5,281,350	5.87%	5.8
Floating Rate Debt (Hedged)(1)	737,470	319,354	5.99%	3.2
Floating Rate Debt	1,819,939	812,637	5.57%	3.0

Total Mortgage Debt	16,191,865	6,413,341	5.85%	5.3
Unsecured Fixed Rate Debt	100,000	50,000	7.38%	1.2
Unsecured Floating Rate Debt	189,562	92,885	4.93%	1.0

Total Unsecured Debt	289,562	142,885	5.79%	1.1
Premium	26,350	12,519
Discount	(701)	(342)

Joint Venture Mortgages and Other Indebtedness	$16,507,076	$6,568,403	5.85%	5.2

The Company's Share of Total Indebtedness		$23,502,174	5.70%	4.8
Summary of the Company's share of Fixed and Variable Rate Debt
Consolidated
Fixed	81.3%	13,774,645	5.88%	4.9
Variable	18.7%	3,159,126	4.76%	2.9

	100.0%	16,933,771	5.67%	4.6
Joint Venture
Fixed	81.4%	5,343,527	5.88%	5.8
Variable	18.6%	1,224,876	5.68%	3.0

	100.0%	$6,568,403	5.85%	5.2

Total Debt		23,502,174

Total Fixed Debt	81.3%	19,118,172	5.84%	5.2

Total Variable Debt	18.7%	4,384,002	5.00%	2.9

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2007
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company's Share of Indebtedness
Consolidated Indebtedness:
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured	200,000	200,000
Gilroy Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	62,423	62,423
Kittery Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	10,334	10,334
Lighthouse Place Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	43,073	43,073
Waterloo Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	34,692	34,692
Simon Property Group, LP (Sr. Notes)		08/28/08		5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	(11)	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		10/10/08		6.75%	Fixed	Secured	30,842	30,842
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	30,953	30,953
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	10,492	10,492
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	25,924	25,924
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	54,206	54,206
Towne East Square—1		01/01/09		7.00%	Fixed	Secured	42,678	42,678
Towne East Square—2		01/01/09		6.81%	Fixed	Secured	21,879	21,879
Woodland Hills Mall		01/01/09		7.00%	Fixed	Secured	80,144	75,710
Simon Property Group, LP (Sr. Notes)		01/30/09	(15)	3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		02/09/09		7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured	67,079	63,387
CPG Partners, LP (Sr. Notes)		03/15/09		3.50%	Fixed	Unsecured	100,000	100,000
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured	92,405	92,405
Plaza Carolina—Variable Capped	(2)	05/09/09		5.50%	Variable	Secured	93,840	93,840
Plaza Carolina—Variable Floating	(2)	05/09/09		5.50%	Variable	Secured	56,303	56,303
Simon Property Group, LP (Sr. Notes)		07/15/09		7.00%	Fixed	Unsecured	150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09		8.63%	Fixed	Unsecured	50,000	50,000
Bloomingdale Court	(8)	11/01/09		7.78%	Fixed	Secured	27,080	27,080
Forest Plaza	(8)	11/01/09		7.78%	Fixed	Secured	14,853	14,853
Lake View Plaza	(8)	11/01/09		7.78%	Fixed	Secured	19,744	19,744
Lakeline Plaza	(8)	11/01/09		7.78%	Fixed	Secured	21,647	21,647
Lincoln Crossing	(8)	11/01/09		7.78%	Fixed	Secured	2,988	2,988
Matteson Plaza	(8)	11/01/09		7.78%	Fixed	Secured	8,695	8,695
Muncie Plaza	(8)	11/01/09		7.78%	Fixed	Secured	7,518	7,518
Regency Plaza	(8)	11/01/09		7.78%	Fixed	Secured	4,075	4,075
St. Charles Towne Plaza	(8)	11/01/09		7.78%	Fixed	Secured	26,083	26,083
West Ridge Plaza	(8)	11/01/09		7.78%	Fixed	Secured	5,254	5,254
White Oaks Plaza	(8)	11/01/09		7.78%	Fixed	Secured	16,031	16,031
Simon Property Group, LP (Sr. Notes)		03/18/10		4.88%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10		4.60%	Fixed	Unsecured	400,000	400,000
Mall of Georgia		07/01/10		7.09%	Fixed	Secured	188,621	188,621
University Park Mall	(2)	07/09/10		5.45%	Variable	Secured	100,000	100,000
SB Trolley Square Holding		08/01/10		9.03%	Fixed	Secured	28,116	28,116
Copley Place	(2)	08/01/10		5.25%	Variable	Secured	191,000	187,461

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2007
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		08/15/10	4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10	8.00%	Fixed	Secured		84,489	82,140
Crystal River		11/11/10	7.63%	Fixed	Secured		15,135	15,135
Forum Shops at Caesars, The		12/01/10	4.78%	Fixed	Secured		533,470	533,470
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured		51,517	41,214
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured		77,451	48,918
Revolving Credit Facility-USD	(2)	01/11/11	4.98%	Variable	Unsecured		1,798,000	1,798,000
Revolving Credit Facility—Yen Currency	(2)	01/11/11	1.08%	Variable	Unsecured	(16)	215,593	215,593
Revolving Credit Facility—Euro Currency	(2)	01/11/11	4.66%	Variable	Unsecured	(17)	338,019	338,019
Simon Property Group, LP (Sr. Notes)		01/20/11	7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11	8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11	5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11	6.94%	Fixed	Secured		14,846	11,279
Ingram Park Mall	(7)	08/11/11	6.99%	Fixed	Secured		78,372	78,372
Knoxville Center	(7)	08/11/11	6.99%	Fixed	Secured		59,348	59,348
Northlake Mall	(7)	08/11/11	6.99%	Fixed	Secured		68,466	68,466
Towne West Square	(7)	08/11/11	6.99%	Fixed	Secured		51,302	51,302
Simon Property Group, LP (Sr. Notes)		09/01/11	5.60%	Fixed	Unsecured		600,000	600,000
Gateway Shopping Center		10/01/11	5.89%	Fixed	Secured		87,000	84,213
Tacoma Mall		10/01/11	7.00%	Fixed	Secured		124,796	124,796
Simon Property Group, LP (Sr. Notes)		03/01/12	5.00%	Fixed	Unsecured		600,000	600,000
Simon Property Group, LP (Sr. Notes)		05/01/12	5.75%	Fixed	Unsecured		400,000	400,000
Gwinnett Place		06/08/12	5.68%	Fixed	Secured		115,000	86,250
Town Center at Cobb		06/08/12	5.74%	Fixed	Secured		280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12	6.88%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12	6.35%	Fixed	Unsecured		350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured		28,206	28,206
Century III Mall	(5)	10/10/12	6.20%	Fixed	Secured		83,261	83,261
Crossroads Mall		10/10/12	6.20%	Fixed	Secured		41,816	41,816
Forest Mall	(6)	10/10/12	6.20%	Fixed	Secured		16,746	16,746
Highland Lakes Center	(5)	10/10/12	6.20%	Fixed	Secured		15,436	15,436
Longview Mall	(5)	10/10/12	6.20%	Fixed	Secured		31,338	31,338
Markland Mall	(6)	10/10/12	6.20%	Fixed	Secured		22,172	22,172
Midland Park Mall	(6)	10/10/12	6.20%	Fixed	Secured		32,369	32,369
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured		51,781	51,781
Richmond Towne Square	(6)	10/10/12	6.20%	Fixed	Secured		45,466	45,466
CPG Partners, LP (Sr. Notes)		01/15/13	6.00%	Fixed	Unsecured		150,000	150,000
Factory Stores of America—Boaz	(10)	03/10/13	9.10%	Fixed	Secured		2,717	2,717
The Factory Shoppes at Branson Meadows	(10)	03/10/13	9.10%	Fixed	Secured		9,289	9,289
MacGregor Village	(10)	03/10/13	9.10%	Fixed	Secured		6,689	6,689
Factory Stores of America—Georgetown	(10)	03/10/13	9.10%	Fixed	Secured		6,438	6,438
Factory Stores of America—Graceville	(10)	03/10/13	9.10%	Fixed	Secured		1,912	1,912

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2007
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company's Share of Indebtedness
Dare Centre	(10)	03/10/13	9.10%	Fixed	Secured	1,663	1,663
Factory Stores of America—Lebanon	(10)	03/10/13	9.10%	Fixed	Secured	1,607	1,607
Factory Stores of America—Nebraska City	(10)	03/10/13	9.10%	Fixed	Secured	1,510	1,510
North Ridge Shopping Center	(10)	03/10/13	9.10%	Fixed	Secured	8,169	8,169
Factory Stores of America—Story City	(10)	03/10/13	9.10%	Fixed	Secured	1,867	1,867
Carolina Premium Outlets—Smithfield	(10)	03/10/13	9.10%	Fixed	Secured	19,973	19,973
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	55,385	55,385
Simon Property Group, LP (Sr. Notes)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	96,217	96,217
Retail Property Trust (Sr. Notes)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	29,742	9,398
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	91,018	54,611
SB Boardman Plaza Holdings		07/01/14	5.94%	Fixed	Secured	23,490	23,490
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,552	30,552
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	71,771	53,828
Brunswick Square		08/11/14	5.65%	Fixed	Secured	84,581	84,581
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,189	1,605
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured	1,199	1,199
Las Americas Premium Outlets		06/11/16	5.84%	Fixed	Secured	180,000	180,000
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	38,730
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,880
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	34,558	34,558

Total Consolidated Indebtedness at Face Value						17,179,671	16,895,665

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2007
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Premium							63,901	63,004
Discount							(24,808)	(24,808)
Fair Value Interest Rate Swaps							(90)	(90)

Total Consolidated Indebtedness							17,218,674	16,933,771

Joint Venture Indebtedness
Del Amo	(21)	01/10/08	6.55%	Variable	Secured		326,513	81,628
Galleria Commerciali Italia—Cinisello 1		03/31/08	5.48%	Variable	Secured	(12)	110,144	53,971
Galleria Commerciali Italia—Cinisello 2		03/31/08	5.38%	Variable	Secured	(12)	42,670	20,908
Hamilton Town Center		03/31/08	5.60%	Variable	Secured		36,677	18,339
Great Mall of the Bay Area		09/01/08	4.80%	Fixed	Secured		175,000	41,843
Grapevine Mills		10/01/08	6.47%	Fixed	Secured		145,160	28,669
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		94,588	46,478
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		7,890	3,877
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		155,843	77,922
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		12,663	4,811
Grapevine Mills II		11/05/08	8.39%	Fixed	Secured		13,622	2,690
Ontario Mills		12/01/08	6.75%	Fixed	Secured		128,192	32,048
Galleria Commerciali Italia—Facility C		12/22/08	4.93%	Variable	Unsecured	(12)	189,562	92,885
Ontario Mills II		01/05/09	8.01%	Fixed	Secured		9,828	2,457
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Trust Preferred Unsecured Securities		03/30/09	7.38%	Fixed	Unsecured		100,000	50,000
Shops at Sunset Place, The	(2)	05/09/09	5.35%	Variable	Secured		87,469	32,801
Seminole Towne Center	(2)	07/09/09	5.25%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office	(2)	07/09/09	5.35%	Variable	Secured		40,000	17,000
University Storage	(2)	07/31/09	6.65%	Variable	Secured		5,288	2,644
Castleton Storage	(2)	07/31/09	6.65%	Variable	Secured		4,636	2,318
Briarwood Mall—2		09/01/09	5.11%	Fixed	Secured		1,548	387
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		37,689	18,519
Auburn Mall		09/10/09	7.99%	Fixed	Secured		44,123	21,681
Falls, The		11/01/09	4.34%	Fixed	Secured		148,200	37,050
Meadowood Mall	(2)(19)	11/01/09	5.19%	Fixed	Secured		182,000	45,500
Stoneridge Shopping Center	(19)	11/01/09	4.69%	Fixed	Secured		293,800	73,450
Briarwood Mall—1		11/01/09	3.93%	Fixed	Secured		192,402	48,101
Colorado Mills	(19)	11/12/09	6.18%	Fixed	Secured		170,000	33,057
Galleria Commerciali Italia—Catania		12/15/09	5.48%	Variable	Secured	(12)	20,064	9,831
Mall at Chestnut Hill		02/01/10	8.45%	Fixed	Secured		13,966	6,595
St. John's Town Center Phase II	(2)	02/12/10	5.25%	Variable	Secured		64,000	32,000
Southdale Center		04/01/10	5.18%	Fixed	Secured		186,550	93,275

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2007
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Cobblestone Court		04/16/10		5.60%	Variable	Secured		2,700	1,350
Westchester, The		06/01/10		4.86%	Fixed	Secured		500,000	200,000
Lakeforest Mall		07/08/10		4.90%	Fixed	Secured		141,050	35,263
Coddingtown Mall		07/14/10		5.75%	Variable	Secured		15,500	15,500
Lehigh Valley Mall	(2)	08/09/10		5.16%	Variable	Secured		150,000	56,415
Arizona Mills		10/05/10		7.90%	Fixed	Secured		136,017	34,004
Net Leases I		10/10/10		7.96%	Fixed	Secured		26,326	13,163
Springfield Mall	(2)	12/01/10		5.70%	Variable	Secured		76,500	29,062
Florida Mall, The		12/10/10		7.55%	Fixed	Secured		250,721	125,361
Surprise Grand Vista		12/28/10	(18)	10.61%	Fixed	Secured		298,161	119,264
SouthPark Residential	(2)	12/31/10		6.00%	Variable	Secured		41,141	16,456
Domain Residential	(2)	03/03/11		5.75%	Variable	Secured		29,810	14,905
Atrium at Chestnut Hill		03/11/11		6.89%	Fixed	Secured		45,338	22,278
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured		92,100	45,256
Bay 1 (Torcy)		05/31/11		5.38%	Fixed	Secured	(13)	20,721	10,360
Firewheel Residential	(2)	06/20/11		6.45%	Variable	Secured		19,939	9,970
Bay 2 (Torcy)		06/30/11		5.38%	Fixed	Secured	(13)	77,304	38,652
Highland Mall		07/10/11		6.83%	Fixed	Secured		65,865	32,933
Villabe A6—Bel'Est		08/31/11		5.68%	Fixed	Secured	(13)	12,917	6,459
Wilenska Station Shopping Center		08/31/11		6.08%	Fixed	Secured	(13)	44,091	22,046
Fashion Centre Pentagon Retail		09/11/11		6.63%	Fixed	Secured		154,540	65,680
Denver West Village		10/01/11		8.15%	Fixed	Secured		22,515	4,222
Toki Premium Outlets		10/31/11		1.45%	Variable	Secured	(14)	19,962	7,985
Shops at Riverside, The	(2)	11/14/11		5.40%	Variable	Secured		130,000	65,000
Discover Mills—1		12/11/11		7.32%	Fixed	Secured		23,700	1,684
Discover Mills—2		12/11/11		6.08%	Fixed	Secured		135,000	9,592
Galleria Commerciali Italia—Facility A	(2)	12/22/11		5.73%	Fixed	Secured	(12)	358,954	175,887
Galleria Commerciali Italia—Facility B		12/22/11		5.83%	Fixed	Secured	(12)	354,932	173,917
St. Louis Mills		01/08/12		6.39%	Fixed	Secured		90,000	26,829
Kobe-Sanda Premium Outlets		01/31/12		1.35%	Fixed	Secured	(14)	18,799	7,520
Dover Mall & Commons	(2)(4)	02/01/12		6.55%	Variable	Secured		83,756	28,515
Esplanade, The	(2)(4)	02/01/12		6.55%	Variable	Secured		75,136	37,568
Galleria at White Plains	(2)(4)	02/01/12		6.55%	Variable	Secured		125,566	62,783
Northpark Mall—Mills	(2)(4)	02/01/12		6.55%	Variable	Secured		105,543	52,772
Dadeland Mall		02/11/12		6.75%	Fixed	Secured		186,553	93,277

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2007
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Square One		03/11/12	6.73%	Fixed	Secured		88,763	43,616
Southridge Mall		04/01/12	5.23%	Fixed	Secured		124,000	62,000
Arkadia Shopping Center		05/31/12	5.63%	Fixed	Secured	(13)	150,673	75,337
Mills Senior Loan Facility	(2)	06/07/12	5.85%	Variable	Secured		773,000	386,500
Marley Station		07/01/12	4.89%	Fixed	Secured		114,400	28,600
Hilltop Mall		07/08/12	4.99%	Fixed	Secured		64,350	16,088
Crystal Mall		09/11/12	5.62%	Fixed	Secured		98,213	73,236
Concord Mills Mall		12/07/12	6.13%	Fixed	Secured		169,612	33,498
Katy Mills		01/09/13	6.69%	Fixed	Secured		148,000	18,500
Gotemba Premium Outlets—Variable		02/28/13	1.61%	Variable	Secured	(14)	60,154	24,062
Emerald Square Mall		03/01/13	5.13%	Fixed	Secured		134,642	66,160
Avenues, The		04/01/13	5.29%	Fixed	Secured		74,226	18,556
Circle Centre Mall		04/11/13	5.02%	Fixed	Secured		74,276	10,896
Solomon Pond		08/01/13	3.97%	Fixed	Secured		111,379	54,729
Miami International Mall		10/01/13	5.35%	Fixed	Secured		95,904	45,819
Liberty Tree Mall		10/11/13	5.22%	Fixed	Secured		35,000	17,198
Galleria Commerciali Italia—Giugliano		10/20/13	5.33%	Variable	Secured	(12)	41,241	20,208
Mall at Tuttle Crossing		11/05/13	5.05%	Fixed	Secured		118,180	29,545
Arundel Marketplace		01/01/14	5.92%	Fixed	Secured		11,784	2,327
Tosu Premium Outlets		01/31/14	2.20%	Fixed	Secured	(14)	20,379	8,152
Concord Marketplace		02/01/14	5.76%	Fixed	Secured		13,715	6,858
Northshore Mall		03/11/14	5.03%	Fixed	Secured		207,850	102,132
Sawgrass Mills		07/01/14	5.82%	Fixed	Secured		850,000	425,000
Arundel Mills		08/01/14	6.14%	Fixed	Secured		385,000	114,056
Block at Orange		10/01/14	6.25%	Fixed	Secured		220,000	55,000
Opry Mills		10/10/14	6.16%	Fixed	Secured		280,000	68,600
Gotemba Premium Outlets—Fixed		10/25/14	2.00%	Fixed	Secured	(14)	7,878	3,151
Indian River Commons		11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall		11/01/14	5.21%	Fixed	Secured		65,355	32,678
Rinku Premium Outlets		11/25/14	2.19%	Fixed	Secured	(14)	36,998	14,799
St. Johns Town Center		03/11/15	5.06%	Fixed	Secured		170,000	85,000
Gaitway Plaza		07/01/15	4.60%	Fixed	Secured		13,900	3,243
Plaza at Buckland Hills, The		07/01/15	4.60%	Fixed	Secured		24,800	8,680
Ridgewood Court		07/01/15	4.60%	Fixed	Secured		14,650	5,128
Village Park Plaza		07/01/15	4.60%	Fixed	Secured		29,850	10,448
West Town Corners		07/01/15	4.60%	Fixed	Secured		18,800	4,388
Clay Terrace		10/01/15	5.08%	Fixed	Secured		115,000	57,500
Houston Galleria—1		12/01/15	5.44%	Fixed	Secured		643,583	202,632
Houston Galleria—2		12/01/15	5.44%	Fixed	Secured		177,417	55,860

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2007
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Smith Haven Mall	03/01/16	5.16%	Fixed	Secured		180,000	45,000
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		20,790	7,898
Sano Premium Outlets	05/31/16	2.39%	Fixed	Secured	(14)	34,755	13,902
Eastland Mall	06/01/16	5.79%	Fixed	Secured		168,000	84,000
Empire Mall	06/01/16	5.79%	Fixed	Secured		176,300	88,150
Granite Run Mall	06/01/16	5.83%	Fixed	Secured		119,812	59,906
Mesa Mall	06/01/16	5.79%	Fixed	Secured		87,250	43,625
Rushmore Mall	06/01/16	5.79%	Fixed	Secured		94,000	47,000
Southern Hills Mall	06/01/16	5.79%	Fixed	Secured		101,500	50,750
Valley Mall	06/01/16	5.83%	Fixed	Secured		46,602	23,301
Greendale Mall	10/01/16	6.00%	Fixed	Secured		45,000	22,112
Coconut Point	12/10/16	5.83%	Fixed	Secured		230,000	115,000
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		151,396	18,697
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		10,564	1,305
Mall at Rockingham	03/10/17	5.61%	Fixed	Secured		260,000	63,879
Changshu SZITIC	04/10/17	7.18%	Fixed	Secured		27,140	8,821
Liberty Plaza	06/01/17	5.68%	Fixed	Secured		43,000	21,500
Franklin Mills	06/01/17	5.65%	Fixed	Secured		290,000	145,000
Hangzhou	06/15/17	7.18%	Fixed	Secured		16,284	5,292
Gurnee Mills	07/01/17	5.77%	Fixed	Secured		321,000	160,500
Potomac Mills	07/11/17	5.83%	Fixed	Secured		410,000	205,000
West Town Mall	12/01/17	6.34%	Fixed	Secured		210,000	105,000
Aventura Mall	12/11/17	5.91%	Fixed	Secured		430,000	143,333
Net Leases II	01/10/23	9.35%	Fixed	Secured		21,049	10,527

Total Joint Venture Indebtedness at Face Value						16,481,427	6,556,226

Premium						26,350	12,519
Discount						(701)	(342)

Total Joint Venture Indebtedness						16,507,076	6,568,403	(20)

The Company's Share of Total Indebtedness							23,502,174

(Footnotes on following page)

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2007
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of December 31, 2007: LIBOR at 4.6%; EURIBOR at 4.7%; and YEN LIBOR at 0.07.

(2)
Includes applicable extensions available at Company's option.

(3)
These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of December 31, 2007, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 4.60%.

(12)
Amounts shown in USD Equivalent. Euro equivalent is 758.7 million. Associated with Facility A and B are interest rate swap agreements with a total combined 512.7 million euros notional amount that effectively fixes Facility A and B and Giugliano at 4.16%.

(13)
Amounts shown in USD Equivalent. Euro equivalent is 207.6 million. Associated with these loans are interest rate swap agreements with a total combined 199.3 million euros notional amount that effectively fix these loans at a combined 4.75%.

(14)
Amounts shown in USD Equivalent. Yen equivalent is 22,221.8 million.

(15)
The Company has $300 million notional amount variable rate swap agreement which is a designated hedge against this unsecured note effectively converting to a six month LIBOR variable rate.

(16)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 24,199.4 million.

(17)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 229.5 million.

(18)
Property debt consists of three components; fixed loans at 9.80% and 13.80% (pay rate of 10.36%), and a variable rate loan at LIBOR plus 500 basis points. The variable component has LIBOR capped at 7.50%, which effectively fixes the three components at a weighted average rate of 10.61%

(19)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(20)
The Company's share of indebtedness for joint venture excludes our share of indebtedness of $139.7 million in joint venture entities in which a non-controlling interest is held by Gallerie Commerciali Italia, an entity in which we have a 49% interest.

(21)
The Company completed a refinancing of the loan which now matures January 23, 2013.

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2007

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2007

Property Name	City	State
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
SouthPark	Charlotte	NC
Pheasant Lane(1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Raleigh Springs Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Domain, The	Austin	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2007

Property Name	City	State
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2007

Property Name	City	State
Columbia Gorge Premium Outlets	Troutdale	OR
Philadelphia Premium Outlets	Limerick	PA
Allen Premium Outlets	Allen	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
The Mills:
Cincinnati Mills	Cincinnati	OH
Community/Lifestyle Centers:
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2007

Property Name	City	State
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
K noxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Palms Crossing	McAllen	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Factory Merchants Branson	Branson	MO
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of December 31, 2007
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(1)	14,004,936	$50	$700,247	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(2)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(3)	100,818	$28	$2,823	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(4)	1,418,307	$30	$42,549	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(5)	3,034,675	$50	$151,734	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(6)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable(7)	850,698	$100	$85,070	N/A

(1)
Each share was convertible into 0.792319 of a share of common stock during the period beginning on October 1, 2007 and ending on December 31, 2007. Each share is convertible into 0.794079 of a share of common stock during the period beginning on January 2, 2008 and ending on March 31, 2008. The shares are redeemable on or after October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The shares are traded on the New York Stock Exchange. The closing price on December 31, 2007 was $71.54 per share.

(2)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on December 31, 2007 was $63.00 per share.

(3)
Each unit is convertible into 0.75676 of a share of common stock. Each unit is redeemable on or after August 27, 2009.

(4)
Each unit is redeemable on or after August 27, 2009.

(5)
Each unit was convertible into 0.792319 of a share of common stock during the period beginning on October 1, 2007 and ending on December 31, 2007. Each unit is convertible into 0.794079 of a share of common stock during the period beginning on January 2, 2008 and ending on March 31, 2008. Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at Simon Group's option.

(6)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

(7)
Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.

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  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Overview
Simon Property Group Ownership Structure(1) December 31, 2007
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2006 through December 31, 2007
SIMON PROPERTY GROUP Selected Financial and Equity Information As of December 31, 2007 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations For The Three Months Ended December 31, 2007
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations For The Twelve Months Ended December 31, 2007
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet As of December 31, 2007
SIMON PROPERTY GROUP Reconciliation of Net Income to NOI As of December 31, 2007 (in thousands, except as noted)
SIMON PROPERTY GROUP NOI Composition(1)(2) For the Twelve Months Ended December 31, 2007
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of December 31, 2007 (In thousands)
SIMON PROPERTY GROUP U.S. Portfolio GLA As of December 31, 2007
SIMON PROPERTY GROUP U.S. Regional Mall Operational Information(1) As of December 31, 2007
SIMON PROPERTY GROUP U.S. Regional Mall Lease Expirations(1)(2) As of December 31, 2007
SIMON PROPERTY GROUP U.S. Regional Mall Top Tenants(1) As of December 31, 2007
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2007-2011
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2007-2011
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2007-2011
SIMON PROPERTY GROUP U.S. Regional Mall Property Listing(1)
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Operational Information As of December 31, 2007
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Lease Expirations(1) As of December 31, 2007
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Top Tenants As of December 31, 2007
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Property Listing
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Operational Information(1) As of December 31, 2007
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Lease Expirations(1)(2) As of December 31, 2007
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Top Tenants(1) As of December 31, 2007
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Property Listing(1)
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Property Listing(1)
SIMON PROPERTY GROUP U.S. Mills Portfolio Operational Information As of December 31, 2007
SIMON PROPERTY GROUP U.S. Mills Portfolio Property Listing
SIMON PROPERTY GROUP International Operational Information(1) As of December 31, 2007
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP Capital Expenditures For the Twelve Months Ended December 31, 2007 (In thousands)
SIMON PROPERTY GROUP The Company's Share of Total Debt Amortization and Maturities by Year As of December 31, 2007
SIMON PROPERTY GROUP Summary of Indebtedness As of December 31, 2007 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of December 31, 2007 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of December 31, 2007
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of December 31, 2007 ($ in 000's, except per share amounts)